                                                                   Exhibit 4.6




                              SEVERANCE AGREEMENT


            Agreement made as of February 20, 1992 between Enterra Corporation, a Delaware corporation (the "Company"), and M. Timothy Carey (the "Employee").

            WHEREAS, the Employee has previously been employed as Executive Vice President of CRC-Evans Pipeline International, Inc., a "Subsidiary" (as defined in Section 1 hereof); and

            WHEREAS, as of the date of this Agreement the Employee shall become employed by the Company as President of the Oilfield Services and Equipment Group of the Company;

            WHEREAS, the Company considers it essential to foster the employment of well qualified key management personnel for the Company and its Subsidiaries, and, in this regard, the board of directors of the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company and its Subsidiaries;

            WHEREAS, the board of directors of the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company and its Subsidiaries to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company, although no such change is now contemplated; and

            WHEREAS, in order to induce the Employee to remain in the employ of the Company, the Company agrees that the Employee shall receive the compensation and benefits set forth in this Agreement in the event his employment with such Subsidiary is terminated subsequent to a "Change of Control" (as defined in Section l hereof) of the Company as a cushion against the financial and career impact on the Employee of any such Change of Control;

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

            1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

            (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (b) "Base Salary" shall mean the total cash remuneration earned by the Employee on an annualized basis in all capacities with the Company and its Subsidiaries, including any compensation the payment of which has been deferred pursuant to a salary reduction or deferral plan (including a 401(k) plan, other than company matching contributions) or agreement, but exclusive of any cash payments made to him under the Company's Bonus Plan, or any contributions made for his benefit to the Company's 401(k) Plan or CRC-Evans Plan.

            (c) A Person shall be deemed the "Beneficial Owner" of any securities:

                  (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

                  (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on
            Schedule 13D under the Exchange Act (or any comparable or successor report); or


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                  (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except, pursuant to a revocable proxy as described in the proviso to subsection (ii) above) or disposing of any voting securities of the Company;

PROVIDED, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

            (d)   "Board" shall mean the board of directors of the Company.

            (e) "Bonus Plan" shall mean the Company's Management Incentive Bonus Plan, as in effect immediately prior to a Change of Control.

            (f) "Change of Control" shall be deemed to have taken place if (i) any Person (except the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or an Exempted Person), together with all Affiliates and Associates of such Person acting in concert as described in
Section 14(d)(2) of the Exchange Act, shall become the Beneficial Owner in the aggregate of 30% or more of the Common Stock of the Company then outstanding within the meaning of Rule 13d-3 promulgated under the Exchange Act.

            (g) "CRC-Evans Plan" shall mean the CRC-Evans Money Purchase Pension Plan, as in effect immediately prior to a Change of Control.

            (h) "Exempted Person" shall mean any of Shamrock Holdings of California, Inc., a Delaware corporation ("Shamrock"), Shamrock Holdings, Inc., a Delaware corporation ("Shamrock Holdings"), or any Affiliate or Associate of Shamrock or Shamrock Holdings. "Exempted Person" shall not include transferees from any Exempted Person except where such transferees are Affiliates or Associates of Shamrock or Shamrock Holdings.

            (i) "401(k) Plan" shall mean the Company's 401(k) Plan, as in effect immediately prior to a Change of Control.

            (j) "Normal Retirement Date" shall mean the first day of the calendar month coincident with or next following the Employee's 65th birthday.

            (k) "Person" shall mean any individual, firm, corporation, partnership or other entity.

            (l) "Stock Plan" shall mean the Company's Stock Option Plan or any successor plan thereto, as in effect immediately prior to a Change of Control.

            (m) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

            (n) "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

            (o) "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

            (p) "Termination upon a Change of Control" shall mean a Termination of Employment upon or within two years after a Change of Control either:

                  (i) initiated by the Company or any Subsidiary for any reason other than (x) the Employee's continuous illness, injury or incapacity for a period of twenty-six consecutive weeks, (y) for "cause," as defined in Section 8.3 of the Employment Agreement (as assigned and amended), dated as of February l, 1988, among the Company, CRC-Evans Pipeline International, Inc. and the Employee (the "Employment Agreement") , or (z) by reason of the occurrence of the Normal Retirement Date; or

                  (ii) initiated by the Employee following one or more of the following occurrences:

                        (A) a significant reduction by the Company or its Subsidiaries of the authority, duties or responsibilities of the Employee immediately prior to the Change of Control;

                        (B) any removal of the Employee from or any failure to re-elect the Employee to the officer positions with the Company and its Subsidiaries held by him immediately prior to the Change of Control, except in connection with promotions to higher office or in connection with consolidations among the Company's Subsidiaries where the

                  Employee is elected to similar positions in the successor company or companies;

                        (C) a reduction by the Company in the Employee's Base Salary as in effect immediately prior to the Change of Control;

                        (D) revocation or any modification (except as may be required in the normal course of business in light of any requirement of or change in federal law or regulations) of the Bonus Plan, 401(k) Plan or CRC-Evans Plan, or any action taken pursuant to the terms of such plans, which materially (x) reduces the opportunity to receive compensation under any of such plans of equivalent amounts received by the Employee during the two fiscal years immediately preceding the Change of Control, subject to the right of the Board to establish in a manner consistent with past practice prior to the Change of Control reasonable goals under such plans, (y) reduces the compensation payable to the Employee under any of such plans but which does not effect comparable reductions in the compensation payable to the other participants in such plans, or (z) increases the compensation payable to other participants in any of such plans but which does not effect corresponding increases in the amount of compensation payable to the Employee; or

                        (E) a transfer of the Employee, without his express written consent, to a location which is outside the general metropolitan area in which his principal place of business immediately preceding the Change of Control may be located, or which is otherwise an unreasonable commuting distance from the Employee's principal residence at the date of the Change of Control.

            2.  NOTICE OF TERMINATION.  Any Termination upon a Change of
Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 14 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice).

            3.    SEVERANCE COMPENSATION UPON TERMINATION.

            (a) Subject to the provisions of Section 10 hereof and to adjustment as provided in paragraph (b) below and Section 9(a), in the event of the Employee's Termination upon a Change of Control, the Company shall pay to the Employee, within fifteen days after the Termination Date (or as soon as possible thereafter in the event that the procedures set forth in Section 10(b) hereof cannot be completed within 15 days), an amount in cash equal to two times the sum of paragraphs (i) and (ii) below:

                  (i) The Employee's Base Salary in effect either immediately prior to the Termination of Employment or immediately prior to the Change of Control, whichever is higher; and

                  (ii) The average of the annual bonuses earned by the Employee under the Bonus Plan in the two fiscal years immediately prior to such Termination of Employment.

            (b) In the event the Employee's Normal Retirement Date would occur prior to twenty-four months after the Termination Date, the aggregate cash amount determined as set forth in (a) above shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days from the Termination Date to the Employee's Normal Retirement Date and the denominator of which shall be 730. No payments shall be due Employee in the event that the Normal Retirement Date has been reached prior to the Termination Date.

            4. OTHER PAYMENTS. Subject to the provisions of Section 10 hereof, in the event of the Employee's Termination upon a Change of Control, the Company shall:

            (a) pay to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, an amount equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control;

             (b) to the extent permitted by applicable law, continue or cause to be continued until 24 months after the Termination Date, on the cost-sharing basis (if any) in effect immediately prior to the Change of Control, medical, dental and life insurance benefits (and, at the option of the Employee, disability insurance benefits) substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control; PROVIDED, HOWEVER, that if the Employee's Normal Retirement Date would have occurred prior to 24 months after the Termination Date, the obligation of the Company to provide such benefits shall cease at the Employee's Normal Retirement Date; and PROVIDED FURTHER, HOWEVER, that the obligation of the Company to provide such benefits shall cease at such time as the Employee is employed on a full time basis by a corporation not owned or controlled by the Employee that provides the Employee, on substantially the same cost-sharing basis (if any) between the Company and the Employee in effect immediately prior to the Change of Control, with medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control;

             (c) for vesting purposes only, in the event of a Termination upon a Change of Control occurring prior to the Normal Retirement Date, credit the Employee with the lesser of (i) two additional "years of service" (as defined in the Company's 401(k) Plan) or (ii) the period of time from the Termination Date to the Normal Retirement Date under each of the Company's 401(k) Plan and CRC-Evans Plan, in addition to the years of service that would have otherwise been calculated by reference solely to the Termination Date, it being understood that benefits in respect of the two additional years of service shall to the extent permitted by applicable law be paid to the Employee under the Company's 401(k) Plan or CRC-Evans Plan, and that the Company shall, to the extent necessary to provide the Employee the additional benefits intended hereby, amend the 401(k) Plan or CRC-Evans Plan or pay such additional benefits outside the plan as may be necessary; and

             (d) permit the Employee to continue the use of his Company car, if any, without any cost for a period of six months thereafter. Thereafter, the Employee shall return the car to the Company unless, in the case of a car owned by the Company, the Employee elects to purchase the car from the Company at the net book value thereof at the date of the purchase or, in the case of a car leased by the Company, the Employee pays the Company, as such amounts become due and payable, all rental payments charged to the Company for the use of such car for the remainder of the lease therefore.

            5. VESTING AND ACCELERATION OF CERTAIN BENEFITS. In the event of a Termination upon a Change of Control, and subject to the provisions of Section 10 hereof, all restrictions remaining on the Termination Date on the restricted shares, if any, received by the Employee, pursuant to the Stock Plan shall lapse, and said shares shall thereupon be owned by the Employee free and clear of all restrictions of any nature whatsoever, except those, if any, under applicable federal and state securities laws.

            6.    ENFORCEMENT.

            (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3, 4 and 5 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3, 4 or 5, as appropriate, until paid to the Employee, at the rate from time to time announced by Wells Fargo Bank, N.A. as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

            (b) It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

            7. NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise.

            8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company or any of its Subsidiaries or Affiliates and for which the Employee may qualify.

             9.   COORDINATION OF BENEFITS; NO SET-OFF; TAXES.

             (a) The Employment Agreement, the severance plan or policy, if any, applicable to employees of the Company or the Subsidiary which employs the Employee, and any other severance payments required by applicable statutes or provided under government programs may provide compensation and benefits to Employee upon events which also constitute a Termination upon a Change of Control as defined in this Agreement. In such event, Employee shall be entitled only to the largest cash compensation provided for under any of such agreements, plans, policies, statutes or programs and the maximum benefit continuance provided for under any of such agreements, plans, policies, statutes or programs, and the payments referred to in Section 3 hereof shall be reduced to the extent necessary to effect such coordination of benefits.

             (b) Except as specifically set forth in (a) above, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

             (c) Employee alone, and not the Company or any Subsidiary, shall be responsible for the payment of all federal, state and local taxes in respect of the payments to be made and benefits to be provided under this Agreement.

             10.  CERTAIN REDUCTION OF PAYMENTS.

             (a) Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined as set forth herein that any payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and that it would be economically advantageous to the Company to reduce the Payment to avoid or reduce the taxation of excess parachute payments under Section 4999 of the Code, the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to the taxation under Section 4999 of the Code. For purposes of this Section 10, present value shall be determined in accordance with Section 280G(d) (4) of the Code.

             (b) All determinations to be made under this Section 10 shall be made by KPMG Peat Marwick, or the Company's independent public accountant immediately prior to the Change of Control if other than KPMG Peat Marwick (the "Accounting Firm"), which firm shall use its best efforts to provide its determinations and any supporting calculations both to the Company and the Employee within 10 days of the Termination Date. Any such determination by the Accounting Firm shall be binding upon the Company and the Employee. The Company shall in its sole discretion determine which and how much of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this
Section 10. Within five days after the Company's determination, the Company shall pay (or cause to be paid) or distribute (or cause to be distributed) to or for the benefit of the Employee such amounts as are then due to the Employee under this Agreement.

             (c) As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments, as the case may be, will have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the Termination of Employment, the Accounting Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f) (2) of the Code (the "Federal Rate"); PROVIDED, HOWEVER, that no amount shall be payable by the Employee to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the Federal Rate.

             (d) All of the fees and expenses of the Accounting Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses of any nature resulting from or relating to its determinations pursuant to subsections (b) and (c) above, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

             11.  SETTLEMENT OF ALL DISPUTES.

             (a) Any dispute, controversy or claim arising out of or relating to any provision of this Agreement or the Employee's Termination upon a Change of Control shall be settled by arbitration in the City of Houston, Texas, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, two of whom shall be selected by the Company and the Employee, respectively, and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotations System. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The fees of the American Arbitration Association and the arbitrators and any expenses relating to the conduct of the arbitration shall be paid by the Company.

             (b) The party or parties challenging the right of the Employee to the benefits of this Agreement shall in all circumstances have the burden of proof.

             12. TERM OF AGREEMENT. This Agreement shall commence as of the date first written above and shall continue in effect until the earlier of (i) the date upon which the Employee ceases to be in the employ of the Company or any Subsidiary thereof for any reason other than a Termination upon a Change of Control, or (ii) 24 months after a Change of Control has occurred, PROVIDED, HOWEVER, that all of the obligations of the parties hereunder arising after a Change of Control shall continue in effect until such obligations are satisfied or have expired.

             13. SUCCESSOR COMPANY. The Company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to acknowledge expressly that this Agreement is binding upon and enforceable against the Company in accordance with the terms hereof, and to become jointly and severally obligated with the Company to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or successions had taken place. Failure of the

Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement. As used in this Agreement, the Company shall mean the Company as hereinbefore defined and any such successor or successors to its business and/or assets, jointly and severally.

             14. NOTICE. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service, as follows:

            If to the Company, to:

                  Enterra Corporation
                  13100 Northwest Freeway
                  Sixth Floor
                  Houston, TX   77040
                  Attention:  Chief Executive Officer

            With a required copy to:

                  Morgan, Lewis & Bockius
                  2000 One Logan Square
                  Philadelphia, PA 19103-6993
                  Attention:  David R. King, Esq.

            If to the Employee, to:

                  M. Timothy Carey
                  14111 Indian Wells
                  Houston, TX 77069

            With a required copy to:

                  Wilshire, Scott & Dyer
                  4450 First City Tower
                  Houston, TX  77002
                  Attention:  Gene Wilshire, Esq.

or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, five days after deposit, postage prepaid, with the U.S. Postal Service in the case of registered or certified mail, or on the next business day in the case of overnight express courier service.

            15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF DELAWARE


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



WITHOUT GIVING EFFECT TO SUCH STATE'S CONFLICT OF LAWS
PROVISIONS.

             16.  CONTENTS OF AGREEMENT, AMENDMENT AND ASSIGNMENT.

             (a) This Agreement is intended to be in addition to the provisions of the Employment Agreement; provided, however, that in the event of a Termination upon a Change of Control, (i) Sections 5 and 6 of the Employment Agreement, and (ii) any similar provisions contained in any agreements then in effect entered into by Employee with CRC-Evans Pipeline International, Inc., a Texas corporation, or its predecessor by merger, shall terminate and be of no further force and effect. Subject to the foregoing, this Agreement supersedes all prior agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the Employee and approved by the board and executed on the Company's behalf by a duly authorized officer. The provisions of this Agreement may provide for payments to the Employee under certain compensation or bonus plans (including without limitation the Stock Plan, the Bonus Plan, the 401(k) Plan and the CRC-Evans Plan) under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this Agreement without further action by the Company or the Board.

             (b) Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of the Company or any of its Subsidiaries.

             (c) The Employee acknowledges that from time to time, the Company and its subsidiaries may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of the Company or its Subsidiaries may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of the Company or its Subsidiaries (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

            (d) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and


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



responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

             17. SEVERABILITY. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

             18. REMEDIES CUMULATIVE - NO WAIVER. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including without limitation any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination upon a Change of Control pursuant to Section 1(p)(ii) of this Agreement.

             19. MISCELLANEOUS. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

             IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement on May 4, 1992, but as of the date first above written.


Attest:                                   ENTERRA CORPORATION



/s/ M. Gay Mather                     By: /s/ D. Dale Wood
------------------------------            ---------------------------------
M. Gay Mather                             D. Dale Wood
Secretary                                 President and Chief
                                            Executive Officer


/s/ Shirley M. Brandt                     /s/ M. Timothy Carey
------------------------------            ---------------------------------
        Witness                           M. TIMOTHY CAREY

                              SEVERANCE AGREEMENT


             Agreement made as of February 20, 1992 between Enterra Corporation, a Delaware corporation (the "Company"), and C. Paul Evans (the "Employee").

             WHEREAS, the Employee has previously been employed as President and Chief Operating Officer of CRC-Evans Pipeline International, Inc., a "Subsidiary" (as defined in Section 1 hereof); and

             WHEREAS, as of the date of this Agreement the Employee shall become employed by CRC-Evans Pipeline International, Inc. as its President and Chief Executive Officer, and shall also hold the title of President of the Pipeline Services and Equipment Group of the Company;

             WHEREAS, the Company considers it essential to foster the employment of well qualified key management personnel for the Company and its Subsidiaries, and, in this regard, the board of directors of the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company and its Subsidiaries;

             WHEREAS, the board of directors of the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company and its Subsidiaries to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company, although no such change is now contemplated; and

             WHEREAS, in order to induce the Employee to remain in the employ of the Company's CRC-Evans Pipeline international, Inc. Subsidiary, the Company agrees that the Employee shall receive the compensation and benefits set forth in this Agreement in the event his employment with such Subsidiary is terminated subsequent to a "Change of Control" (as defined in Section l hereof) of the Company as a cushion against the financial and career impact on the Employee of any such Change of Control;

             NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

             l. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

             (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities,Exchange Act of 1934, as amended (the "Exchange Act").

             (b) "Base Salary" shall mean the total cash remuneration earned by the Employee on an annualized basis in all capacities with the Company and its Subsidiaries, including any compensation the payment of which has been deferred pursuant to a salary reduction or deferral plan (including a 401(k) plan, other than company matching contributions) or agreement, but exclusive of any cash payments made to him under the Company's Bonus Plan, or any contributions made for his benefit to the Company's 401(k) Plan or CRC-Evans Plan.

             (c) A Person shall be deemed the "Beneficial Owner" of any securities:

                  (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

                  (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and

             Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                  (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except, pursuant to a revocable proxy as described in the proviso to subsection (ii) above) or disposing of any voting securities of the Company;

PROVIDED, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial
Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

             (d)  "Board" shall mean the board of directors- of the Company.

             (e) "Bonus Plan" shall mean the Company's Management Incentive Bonus Plan, as in effect immediately prior to a Change of Control.

             (f) "Change of Control" shall be deemed to have taken place if (i) any Person (except the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or an Exempted Person), together with all Affiliates and Associates of such Person acting in concert as described in
Section 14(d) (2) of the Exchange Act, shall become the Beneficial Owner in the aggregate of 30% or more of the Common Stock of the Company then outstanding within the meaning of Rule 13d-3 promulgated under the Exchange Act.

             (g) "CRC-Evans Plan" shall mean the CRC-Evans Money Purchase Pension Plan, as in effect immediately prior to a Change of Control.

             (h) "Exempted Person" shall mean any of Shamrock Holdings of California, Inc., a Delaware corporation ("Shamrock"), Shamrock Holdings, Inc., a Delaware corporation ("Shamrock Holdings"), or any Affiliate or Associate of Shamrock or Shamrock Holdings. "Exempted Person" shall not include transferees from any Exempted Person except where such transferees are Affiliates or Associates of Shamrock or Shamrock Holdings.

             (i) "401(k) Plan" shall mean the Company's 401(k) Plan, as in effect immediately prior to a Change of Control.

             (j) "Normal Retirement Date" shall mean, the first day of the calendar month coincident with or next following the Employee's 65th birthday.

             (k) "Person" shall mean any individual, firm, corporation, partnership or other entity.

             (l) "Stock Plan" shall mean the Company's Stock Option Plan or any successor plan thereto, as in effect immediately prior to a Change of Control.

             (m) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

             (n) "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

             (o) "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

             (p) "Termination upon a Change of Control" shall mean a Termination of Employment upon or within two years after a Change of Control either:

                  (i) initiated by the Company or any Subsidiary for any reason other than (x) the Employee's continuous illness, injury or incapacity for a period of twenty-six consecutive weeks, (y) for "cause," as defined in Section 8.3 of the Employment Agreement (as amended), dated as of February l, 1988, among the Company, CRC-Evans Pipeline International, Inc. and the Employee (the "Employment Agreement"), or (z) by reason of the occurrence of the Normal Retirement Date; or

                  (ii) initiated by the Employee following one or more of the following occurrences:

                  (A) a significant reduction by the Company or its Subsidiaries of the authority, duties or responsibilities of the Employee immediately prior to the Change of Control;

                  (B) any removal of the Employee from or any failure to re-elect the Employee to the officer positions with the Company and its Subsidiaries held by him immediately prior to the Change of Control, except in connection with promotions to higher office or in connection with consolidations among the Company's Subsidiaries where the Employee is elected to similar positions in the successor company or companies;

                  (C) a reduction by the Company in the Employee's Base Salary as in effect immediately prior to the Change of Control;

                  (D) revocation or any modification (except as may be required in the normal course of business in light of any requirement of or change in federal law or regulations) of the Bonus Plan, 401(k) Plan or CRC-Evans Plan, or any action taken pursuant to the terms of such plans, which materially (x) reduces the opportunity to receive compensation under any of such plans of equivalent amounts received by the Employee during the two fiscal years immediately preceding the Change of Control, subject to the right of the Board to establish in a manner consistent with past practice prior to the Change of Control reasonable goals under such plans, (y) reduces the compensation payable to the Employee under any of such plans but which does not effect comparable reductions in the compensation payable to the other participants in such plans, or (z) increases the compensation payable to other participants in any of such plans but which does not effect corresponding increases in the amount of compensation payable to the Employee; or

                  (E) a transfer of the Employee, without his express written consent, to a location which is outside the general metropolitan area in which his principal place of business immediately preceding the Change of Control may be located, or which is otherwise an unreasonable commuting distance from the Employee's principal residence at the date of the Change of Control.

            2. NOTICE OF TERMINATION. Any Termination upon a Change of Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 14 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon,

(ii) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice)

            3.    SEVERANCE COMPENSATION UPON TERMINATION.

            (a) Subject to the provisions of Section 10 hereof and to adjustment as provided in paragraph (b) below and Section 9(a), in the event of the Employee's Termination upon a Change of Control, the Company shall pay to the Employee, within fifteen days after the Termination Date (or as soon as possible thereafter in the event that the procedures set forth in Section 10(b) hereof cannot be completed within 15 days), an amount in cash equal to two times the sum of paragraphs (i) and (ii) below:

                  (i) The Employee's Base Salary in effect either immediately prior to the Termination of Employment or immediately prior to the Change of Control, whichever is higher; and

                  (ii) The average of the annual bonuses earned by the Employee under the Bonus Plan in the two fiscal years immediately prior to such Termination of Employment.

             (b) In the event the Employee's Normal Retirement Date would occur prior to twenty-four months after the Termination Date, the aggregate cash amount determined as set forth in (a) above shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days from the Termination Date to the Employee's Normal Retirement Date and the denominator of which shall be 730. No payments shall be due Employee in the event that the Normal Retirement Date has been reached prior to the Termination Date.

            4. OTHER PAYMENTS. Subject to the provisions of Section 10 hereof, in the event of the Employee's Termination upon a Change of Control, the Company shall:

            (a) pay to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, an amount equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of the Company's

Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control;

             (b) to the extent permitted by applicable law, continue or cause to be continued until 24 months after the Termination Date, on the cost-sharing basis (if any) in effect immediately prior to the Change of Control, medical, dental and life insurance benefits (and, at the option of the Employee, disability insurance benefits) substantially equivalent in all material respects to those furnished by the Company and its subsidiaries to the Employee immediately prior to the Change of Control; PROVIDED, HOWEVER, that if the Employee's Normal Retirement Date would have occurred prior to 24 months after the Termination Date, the obligation of the Company to provide such benefits shall cease at the Employee's Normal Retirement Date; and PROVIDED FURTHER, HOWEVER, that the obligation of the Company to provide such benefits shall cease at such time as the Employee is employed on a full time basis by a corporation not owned or controlled by the Employee that provides the Employee, on substantially the same cost-sharing basis (if any) between the Company and the Employee in effect immediately prior to the Change of Control, with medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control;

             (c) for vesting purposes only, in the event of a Termination upon a Change of Control occurring prior to the Normal Retirement Date, credit the Employee with the lesser of (i) two additional "years of service" (as defined in the Company's 401(k) Plan) or (ii) the period of time from the Termination Date to the Normal Retirement Date under each of the Company's 401(k) Plan and CRC-Evans Plan, in addition to the years of service that would have otherwise been calculated by reference solely to the Termination Date, it being understood that benefits in respect of the two additional years of service shall to the extent permitted by applicable law be paid to the Employee under the Company's 401(k) Plan or CRC-Evans Plan, and that the Company shall, to the extent necessary to provide the Employee the additional benefits intended hereby, amend the 401(k) Plan or CRC-Evans Plan or pay such additional benefits outside the plan as may be necessary; and

             (d) permit the Employee to continue the use of his Company car, if any, without any cost for a period of six months thereafter. Thereafter, the Employee shall return the car to the Company unless, in the case of a car owned by the Company, the Employee elects to purchase the car from the Company at the net book value thereof at the date of the purchase or, in the case of a car leased by the Company, the Employee pays the Company, as such amounts become due and payable, all rental payments charged to the Company for the use of such car for the remainder of the lease therefore.

             5. VESTING AND ACCELERATION OF CERTAIN BENEFITS. In the event of a Termination upon a Change of Control, and subject to the provisions of
Section 10 hereof, all restrictions remaining on the Termination Date on the restricted shares, if any, received by the Employee, pursuant to the Stock Plan shall lapse, and said shares shall thereupon be owned by the Employee free and clear of all restrictions of any nature whatsoever, except those, if any, under applicable federal and state securities laws.

             6.   ENFORCEMENT.

             (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3, 4 and 5 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3, 4 or 5, as appropriate, until paid to the Employee, at the rate from time to time announced by Wells Fargo Bank, N.A. as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

             (b) It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

            7. NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise.

             8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company or any of its Subsidiaries or Affiliates and for which the Employee may qualify.

             9.   COORDINATION OF BENEFITS; NO SET-OFF; TAXES.

             (a) The Employment Agreement, the severance plan or policy, if any, applicable to employees of the Company or the Subsidiary which employs the Employee, and any other severance payments required by applicable statutes or provided under government programs may provide compensation and benefits to Employee upon events which also constitute a Termination upon a Change of Control as defined in this Agreement. In such event, Employee shall be entitled only to the largest cash compensation provided for under any of such agreements, plans, policies, statutes or programs and the maximum benefit continuance provided for under any of such agreements, plans, policies, statutes or programs, and the payments referred to in Section 3 hereof shall be reduced to the extent necessary to effect such coordination of benefits.

             (b) Except as specifically set forth in (a) above, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

             (c) Employee alone, and not the Company or any Subsidiary, shall be responsible for the payment of all federal, state and local taxes in respect of the payments to be made and benefits to be provided under this Agreement.

             10.  CERTAIN REDUCTION OF PAYMENTS.

             (a) Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined as set forth herein that any payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and that it would be economically advantageous to the Company to reduce the Payment to avoid or reduce the taxation of excess parachute payments under Section 4999 of the Code, the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to the taxation under Section 4999 of the Code. For purposes of this Section 10, present value shall be determined in accordance with Section 280G(d) (4) of the Code.

             (b) All determinations to be made under this Section 10 shall be made by KPMG Peat Marwick, or the Company's independent public accountant immediately prior to the Change of Control if other than KPMG Peat Marwick (the "Accounting Firm"), which firm shall use its best efforts to provide its determinations and any supporting calculations both to the Company and the Employee within 10 days of the Termination Date. Any such determination by the Accounting Firm shall be binding upon the Company and the Employee. The Company shall in its sole discretion determine which and how much of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this
Section 10. Within five days after the Company's determination, the Company shall pay (or cause to be paid) or distribute (or cause to be distributed) to or for the benefit of the Employee such amounts as are then due to the Employee under this Agreement.

             (c) As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments, as the case may be, will have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the Termination of Employment, the Accounting Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code (the "Federal Rate"); PROVIDED, however, that no amount shall be payable by the Employee to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the Federal Rate.

             (d) All of the fees and expenses of the Accounting Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses of any nature resulting from or relating to its determinations pursuant to subsections (b) and (c) above, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

             11.  SETTLEMENT OF ALL DISPUTES.

             (a) Any dispute, controversy or claim arising out of or relating to any provision of this Agreement or the Employee's Termination upon a Change of Control shall be settled by arbitration in the City of Houston, Texas, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, two of whom shall be selected by the Company and the Employee, respectively, and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotations System. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The fees of the American Arbitration Association and the arbitrators and any expenses relating to the conduct of the arbitration shall be paid by the Company.

             (b) The party or parties challenging the right of the Employee to the benefits of this Agreement shall in all circumstances have the burden of proof.

             12. TERM OF AGREEMENT. This Agreement shall commence as of the date first written above and shall continue in effect until the earlier of (i) the date upon which the Employee ceases to be in the employ of the Company or any Subsidiary thereof for any reason other than a Termination upon a Change of Control, or (ii) 24 months after a Change of Control has occurred, PROVIDED, HOWEVER, that all of the obligations of the parties hereunder arising after a Change of Control shall continue in effect until such obligations are satisfied or have expired.

             13. SUCCESSOR COMPANY. The Company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets Of the Company, by agreement in form and substance satisfactory to the Employee, to acknowledge expressly that this Agreement is binding upon and enforceable against the Company in accordance with the terms hereof, and to become jointly and severally obligated with the Company to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or successions had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement. As used in this Agreement, the Company shall mean the Company as hereinbefore defined and any such successor or successors to its business and/or assets, jointly and severally.

             14. NOTICE. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service, as follows:

            If to the Company, to:

               Enterra Corporation
               13100 Northwest Freeway
               Sixth Floor
               Houston, TX 77040
               Attention:  Chief Executive Officer

            With a required copy to:

               Morgan, Lewis & Bockius
               2000 One Logan Square
               Philadelphia, PA 19103-6993
               Attention:  David R. King, Esq.

            If to the Employee, to:

               C.   Paul Evans
               CRC-Evans Pipeline International, Inc.
               13100 Northwest Freeway
               Sixth Floor
               Houston, TX 77040
               Attention:  C. Paul Evans

            With a required copy to:

               Boesche, McDermott & Eskridge
               800 Oneok Plaza
               100 West 5th Street
               Tulsa, OK 74103-4216
               Attention:  David B. McKinney, Esq.

or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, five days after deposit, postage prepaid, with the U.S. Postal Service in the case of registered or certified mail, or on the next business day in the case of overnight express courier service.

             15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO SUCH STATES CONFLICT OF LAWS PROVISIONS.

             16.  CONTENTS OF AGREEMENT AMENDMENT AND ASSIGNMENT.

             (a) This Agreement is intended to be in addition to the provisions of the Employment Agreement; provided, however, that in the event of a Termination upon a Change of Control, (i) Sections 5 and 6 of the Employment Agreement, and (ii) any similar provisions contained in any agreements then in effect entered into by Employee with CRC-Evans Pipeline International, Inc., a Texas corporation, or its predecessor by merger, shall terminate and be of no further force and effect. Subject to the foregoing, this Agreement supersedes all prior agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the Employee and approved by the board and executed on the Company's behalf by a duly authorized officer. The provisions of this Agreement may provide for payments to the Employee under certain compensation or bonus plans (including without limitation the Stock Plan, the Bonus Plan, the 401(k) Plan and the CRC-Evans Plan) under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this Agreement without further action by the Company or the Board.

             (b) Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of the Company or any of its Subsidiaries.

             (c) The Employee acknowledges that from time to time, the Company and its subsidiaries may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of the Company or its Subsidiaries may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of the Company or its Subsidiaries (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

             (d) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

             17. SEVERABILITY. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

             18. REMEDIES CUMULATIVE - NO WAIVER. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including without limitation any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination upon a Change of Control pursuant to Section 1(p)
(ii) of this Agreement.

             19. MISCELLANEOUS. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

            IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement on March __, 1992, but as of the date first above written.


Attest:                                   ENTERRA CORPORATION


/s/ M. Gay Mather                         By: /s/ D. Dale Wood
------------------------------               ------------------------------
M. Gay Mather                                 D. Dale Wood
Secretary                                     President and
                                                Chief Executive Officer


/s/ Steven W. Krablin                      /s/ C. Paul Evans
------------------------------             --------------------------------
           Witness                         C. PAUL EVANS

                              SEVERANCE AGREEMENT



            Agreement made as of April 1, 1993 between Pipeline Induction Heat Limited (the "Company") and Brian Charles Goff (the "Employee").

            WHEREAS, the Employee is presently employed by the Company as its Managing Director;

            WHEREAS, the Company considers it essential to foster the employment of well qualified key management personnel for the Company and, in this regard, the directors of the Company recognize that, as is the case with many publicly held corporations, the possibility of a change in control of Enterra Corporation ("Enterra"), the parent of the Company, may exist and that such possibility, and the uncertainty and questions which it may raise among management of the Company, may result in the departure or distraction of key management personnel to the detriment of the Company;

            WHEREAS, the directors of the Company, with the concurrence of Enterra, have determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of Enterra or the Company, although no such change is now contemplated; and

            WHEREAS, in order to induce the Employee to remain in the employ of the Company, the Company agrees that the Employee shall receive the compensation and benefits set forth in this Agreement in the event his employment with the Company is terminated subsequent to a "Change of Control" (as defined in Section l hereof) of Enterra or the Company as a cushion against the financial and career impact on the Employee of any such Change of Control;

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

            l. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

            (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (b) "Base Salary" shall mean the total cash remuneration earned by the Employee on an annualized basis in all capacities with the Company and its Subsidiaries, if any, but exclusive of any cash payments made to him under the Company's Bonus Plan, if any, or under any type of deferred compensation or retirement plan;

            (c) A Person shall be deemed the "Beneficial Owner" of any securities:

                  (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

                  (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (a) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (b) is not then reportable by such Person on
            Schedule 13D under the Exchange Act (or any comparable or successor report); or

                  (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any voting securities of Enterra;

PROVIDED, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

            (d) "Bonus Plan" shall mean any Company or Enterra bonus plan in which the Employee participates, as in effect immediately prior to a Change of Control.

            (e) "Change of Control" shall be deemed to have taken place if (i) any Person (except Enterra, any Subsidiary of Enterra, any employee benefit plan of Enterra or of any Subsidiary of Enterra, or any Person or entity organized, appointed or established by Enterra for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person acting in concert as described in Section 14(d)(2) of the Exchange Act, shall become the Beneficial Owner in the aggregate of 30% or more of the Common Stock of Enterra then outstanding within the meaning of Rule 13d-3 promulgated under the Exchange Act, or (ii) the Company ceases to be controlled, directly or indirectly, by Enterra, or if it sells all or substantially all of its assets to a company not so controlled by Enterra.

            (f) "Normal Retirement Date" shall mean the first day of the calendar month coincident with or next following the Employee's 65th birthday.

            (g) "Person" shall mean any individual, firm, corporation, partnership or other entity.

            (h) "Stock Plan" shall mean Enterra's Stock Option Plan or any successor plan thereto, as in effect immediately prior to a Change of Control.

            (i) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

            (j) "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

            (k) "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

            (l) "Termination upon a Change of Control" shall mean a Termination of Employment upon or within two years after a Change of Control either:

                  (i) initiated by the Company or Enterra for any reason other than (x) the Employee's continuous illness, injury or incapacity for a period of six consecutive months, (y) for "cause," which shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of his duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or (z) by reason of the occurrence of the Normal Retirement Date; or

                  (ii) initiated by the Employee following one or more of the following occurrences:

                        (A) a significant reduction by the Company or its Subsidiaries, if any, of the authority, duties or responsibilities of the Employee immediately prior to the Change of Control;

                        (B) any removal of the Employee from or any failure to re-elect the Employee to the officer positions with the Company and its subsidiaries, if any, held by him immediately prior to the Change of Control, except in connection with promotions to higher office or in connection with consolidations among the Company's Subsidiaries where the Employee is elected to similar positions in the successor company or companies;

                        (C) a reduction by the Company in the Employee's Base Salary as in effect immediately prior to the Change of Control;

                        (D) any revocation or material modification (except as may be required in the normal course of business in light of any requirement of or change in applicable law or regulations) of any Bonus Plan or deferred compensation or retirement plan, or any action taken pursuant to the terms of any of such plans, which materially
                  (x) reduces the opportunity to receive compensation under any of such plans of amounts equivalent to those received by the Employee during the two fiscal years immediately preceding the Change of Control, subject to the right of the directors of the Company or of Enterra to establish in a manner consistent with past practice prior to the Change of Control reasonable goals under such plans, (y) reduces the compensation payable to the Employee under any of such plans but which does not effect comparable reductions in the compensation payable to the other participants in such plans, or (z) increases the compensation payable to other participants in any of such plans but which does not effect corresponding increases in the amount of compensation payable to the Employee; or

                        (E) a transfer of the Employee, without his express written consent, to a location which is outside the general metropolitan area in which his principal place of business immediately preceding the Change of Control may be located, or which is otherwise an unreasonable commuting distance from the Employee's principal residence at the date of the Change of Control.

            2.  NOTICE OF TERMINATION.  Any Termination upon a Change of
Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 12 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice).

            3.    SEVERANCE COMPENSATION UPON TERMINATION.

            (a) Subject to the adjustments provided in paragraph (b) below and
Section 9(a) hereof, in the event of the Employee's Termination upon a Change of Control, the Company shall pay to the Employee, within 15 days after the Termination Date, an amount in cash equal to two times the sum of paragraphs (i) and (ii) below:

                  (i) the Employee's Base Salary in effect either immediately prior to the Termination of Employment or immediately prior to the Change of Control, whichever is higher; and

                  (ii) the average of the annual bonuses earned by the Employee under any Bonus Plan in the two fiscal years immediately prior to such Termination of Employment.

            (b) In the event the Employee's Normal Retirement Date would occur prior to 24 months after the Termination Date, the aggregate cash amount determined as set forth in (a) above shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days from the Termination Date to the Employee's Normal Retirement Date and the denominator of which shall be 730. No payments shall be due Employee in the event that the Normal Retirement Date has been reached prior to the Termination Date.

            4. OTHER PAYMENTS. In the event of the Employee's Termination upon a Change of Control, the Company shall also:

            (a) pay to the Employee within 15 days after the Termination Date, unless the Employee has exercised such options and rights, an amount equal to the excess, if any, of the aggregate fair market value of the shares of Enterra's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. Upon such payment, the options or rights shall terminate. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of Enterra's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), and (z) in respect of a Change of Control under Section 1(e)(i) hereof, the highest per share price of Enterra's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of Enterra has given rise to a Change of Control;

            (b) to the extent permitted by applicable law, continue or cause to be continued until 24 months, after the Termination Date, on the cost-sharing basis (if any) in effect immediately prior to the Change of Control, medical, dental and life insurance benefits (and, at the option of the Employee, disability insurance benefits) substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control; PROVIDED, HOWEVER, that if the Employee's Normal Retirement Date would have occurred prior to 24 months after the Termination Date, the obligation of the Company to provide such benefits shall cease at the Employee's Normal Retirement Date; and PROVIDED FURTHER, HOWEVER, that the obligation of the Company to provide such benefits shall cease at such time as the Employee is employed on a full time basis by a corporation not owned or controlled by the Employee that provides the Employee, on substantially the same cost-sharing basis (if any) between the Company and the Employee in effect immediately prior to the Change of Control, with medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control; and

            (c) permit the Employee to receive any car allowance or continue the use of his Company car, if any, without any cost for a period of six months thereafter. Thereafter, the Employee shall return the car to the Company unless, in the case of a car owned by the Company, the Employee elects to purchase the car from the Company at the net book value thereof at the date of the purchase or, in the case of a car leased by the Company, the Employee pays the Company, as such amounts become due and payable, all rental payments charged to the Company for the use of such car for the remainder of the lease therefor.

            5. VESTING AND ACCELERATION OF CERTAIN BENEFITS. In the event of a Termination upon a Change of Control, all restrictions remaining on the Termination Date on the restricted shares, if any, received by the Employee pursuant to the Stock Plan shall lapse, and said shares shall thereupon be owned by the Employee free and clear of all restrictions of any nature whatsoever, except those, if any, under applicable U.S. federal and state securities laws.

            6.  ENFORCEMENT.

            (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3, 4 and 5 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3, 4 or 5, as appropriate, until paid to the Employee, at the rate from time to time announced by Wells Fargo Bank, N.A. as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

            (b) It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

            7. NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise.

            8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by Enterra, the Company or any of the Company's Subsidiaries or Affiliates and for which the Employee may qualify.

            9.  COORDINATION OF BENEFITS; NO SET-OFF; TAXES.

            (a) The severance plan or policy, if any, applicable to employees of the Company or any Subsidiary which employs the Employee, and any other severance payments required by employment contracts or statutes or provided under government programs may provide compensation and benefits to the Employee upon events which also constitute a Termination upon a Change of Control as defined in this Agreement. In such event, Employee shall be entitled only to the largest cash compensation provided for under any of such agreements, plans, policies, statutes or programs and the maximum benefit continuance provided for under any of such agreements, plans, policies, statues or programs, and the payments referred to in Section 3 hereof shall be reduced to the extent necessary to effect such coordination of benefits.

            (b) Except as specifically set forth in (a) above, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

            (c) Employee alone, and not Enterra, the Company or any Subsidiary, shall be responsible for the payment of all taxes in respect of the payments to be made and benefits to be provided under this Agreement.

            10.   SETTLEMENT OF ALL DISPUTES.

            (a) Any dispute, controversy or claim arising out of or relating to any provision of this Agreement or the Employee's Termination upon a Change of Control shall be settled by arbitration in the City of Houston, Texas, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, one of whom shall be selected by the Company, one of whom shall be selected by the Employee and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotations System. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The fees of the American Arbitration Association and the arbitrators and any expenses relating to the conduct of the arbitration shall be paid by the Company.

            (b) The party or parties challenging the right of the Employee to the benefits of this Agreement shall in all circumstances have the burden of proof.

            11. TERM OF AGREEMENT. This Agreement shall commence as of the date first written above and shall continue in effect until the earlier of (i) March 31, 1998 or such earlier date upon which the Employee ceases to be in the employ of the Company or any Subsidiary thereof for any reason other than a Termination Upon a Change of Control, or (ii) 24 months after a Change of Control has occurred, PROVIDED, HOWEVER, that all of the obligations of the parties hereunder arising after a Change of Control shall continue in effect until such obligations are satisfied or have expired.

            12. NOTICES. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and may be delivered personally or mailed by overnight express courier service, as follows:

            If to the Company, to:

            Enterra Corporation
            2707 North Loop West
            Suite 1050
            Houston, TX 77008
            USA
            Attention:    The Chairman



            With a required copy to:

            Morgan, Lewis & Bockius
            2000 One Logan Square
            Philadelphia, PA 19103
            USA
            Attention:    David R. King, Esq.



            If to the Employee, to:

            Brian Charles Goff
            Rest Harrow
            Benty Heath Lane
            Willaston
            Cheshire
            England

or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, on the next business day in the case of overnight express courier service or when actually received if sent in any other fashion.

            13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF

DELAWARE, UNITED STATES OF AMERICA, WITHOUT GIVING EFFECT TO
SUCH STATE'S CONFLICT OF LAWS PROVISIONS.

            14.  CONTENTS OF AGREEMENT, AMENDMENT AND ASSIGNMENT.

            (a) This Agreement supersedes all prior agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by (i) the Employee and (ii) after approval by the directors of the Company and, in writing, by the chief executive officer of Enterra, by a duly authorized director of the Company other than the Employee. The provisions of this Agreement may provide for payments to the Employee under certain compensation, bonus or stock option plans under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this Agreement without further action by the Company or Enterra.

            (b) Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of Enterra, the Company or any Subsidiary of either.

            (c) The Employee acknowledges that from time to time, Enterra, the Company and their Subsidiaries may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives thereof may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of Enterra, the Company or any Subsidiary of either (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

            (d) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

            15. SEVERABILITY. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

            16. REMEDIES CUMULATIVE - NO WAIVER. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including without limitation any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination upon a Change of Control pursuant to Section 1(l)(ii) of this Agreement.

            17. MISCELLANEOUS. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which shall be an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.


            IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.



The COMMON SEAL of            )
PIPELINE INDUCTION HEAT       )
LIMITED was hereunto          )
affixed in the presence       )
of:-                          )


/s/ Chuck Evans

Director



Secretary



SIGNED SEALED and DELIVERED         )
by the said BRIAN CHARLES           )  /s/ Brian C. Goff
GOFF in the presence of:-           )

                              SEVERANCE AGREEMENT



            Agreement made as of February 8, 1990 between Enterra Corporation, a Delaware corporation (the "Company"), and Steven C. Grant (the "Employee").

            WHEREAS, the Employee is presently employed by the Company as its Senior Vice President - Finance and Chief Financial Officer;

            WHEREAS, the Company considers it essential to foster the employment of well qualified key management personnel for the Company and its subsidiaries, and, in this regard, the board of directors of the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company;

            WHEREAS, the board of directors of the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company and its Subsidiaries to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company, although no such change is now contemplated; and

            WHEREAS, in order to induce the Employee to remain in the employ of the Company, the Company agrees that the Employee shall receive the compensation and benefits set forth in this Agreement in the event his employment with the Company is terminated subsequent to a "Change of Control" (as defined in Section 1 hereof) of the Company as a cushion against the financial and career impact on the Employee of any such Change of Control;

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

            l. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

            (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (b) "Base Salary" shall mean the total cash remuneration earned by the Employee on an annualized basis in all capacities with the Company and its Subsidiaries, including any compensation the payment of which has been deferred pursuant to a salary reduction or deferral plan (including a 401(k) plan, other than company matching contributions) or agreement, but exclusive of any cash payments made to him under the Company's Bonus Plan, or any contributions made for his benefit to the Company's 401(k) Plan or CRC-Evans Plan.

            (c) A Person shall be deemed the "Beneficial Owner" of any securities:

                  (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

                  (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                  (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except, pursuant to a revocable proxy as described in the proviso to subsection (ii) above or the May 2, 1986 option agreement between Shamrock Holdings, Inc. and the shareholders known as the "SGS Group" or their successors) or disposing of any voting securities of the Company;

PROVIDED, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

            (d)   "Board" shall mean the board of directors of the Company.

            (e) "Bonus Plan" shall mean the Company's Management Incentive Bonus Plan, as in effect immediately prior to a Change of Control.

            (f) "Change of Control" shall be deemed to have taken place if (i) any Person (except the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or an Exempted Person), together with all Affiliates and Associates of such Person acting in concert as described in
Section 14(d) (2) of the Exchange Act, shall become the Beneficial Owner in the aggregate of 30% or more of the Common Stock of the Company then outstanding within the meaning of Rule 13d-3 promulgated under the Exchange Act.

            (g) "CRC-Evans Plan" shall mean the CRC-Evans Money Purchase Pension Plan, as in effect immediately prior to a Change of Control.

            (h) "Exempted Person" shall mean any of Shamrock Holdings of California, Inc., a Delaware corporation

("Shamrock"), Shamrock Holdings, Inc., a Delaware corporation ("Shamrock Holdings"), or any Affiliate or Associate of shamrock or Shamrock Holdings. "Exempted Person" shall not include transferees from any Exempted Person except where such transferees are Affiliates or Associates of shamrock or Shamrock Holdings.

            (i) "401(k) Plan" shall mean the Company's 401(k) Plan, as in effect immediately prior to a Change of Control.

            (j) "Normal Retirement Date" shall mean the first day of the calendar month coincident with or next following the Employee's 65th birthday.

            (k) "Person" shall mean any individual, firm, corporation, partnership or other entity.

            (l) "Stock Plan" shall mean the Company's Stock Option Plan or any successor plan thereto, as in effect immediately prior to a Change of Control.

            (m) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

            (n) "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

            (o) "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

            (p) "Termination upon a Change of Control" shall mean a Termination of Employment upon or within two years after a Change of Control either:

                  (i) initiated by the Company for any reason other than (x) the Employee's continuous injury or incapacity for a period of six consecutive months, (y) for "cause," which shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of his duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole, or (z) by reason of the occurrence of the Normal Retirement Date; or

                  (ii) initiated by the Employee following one or more of the following occurrences:

                       (A) a significant reduction by the Company or its Subsidiaries of the authority, duties or responsibilities of the Employee immediately prior to the Change of Control;

                       (B) any removal of the Employee from or any failure to re-elect the Employee to the officer positions with the Company and its Subsidiaries held by him immediately prior to the Change of Control, except in connection with promotions to higher office or in connection with consolidations among the Company's Subsidiaries where the Employee is elected to similar positions in the successor company or companies;

                       (C) a reduction by the Company in the Employee's Base Salary as in effect immediately prior to the Change of Control;

                       (D) revocation or any modification (except as may be required in the normal course of business in light of any requirement of or change in federal law or regulations) of the Bonus Plan, 401(k) Plan or CRC-Evans Plan, or any action taken pursuant to the terms of such plans, which materially (x) reduces the opportunity to receive compensation under any of such plans of equivalent amounts received by the Employee during the two fiscal years immediately preceding the Change of Control, subject to the right of the Board to establish in a manner consistent with past practice prior to the Change of Control reasonable goals under such plans, (y) reduces the compensation payable to the Employee under any of such plans but which does not effect comparable reductions in the compensation payable to the other participants in such plans, or (z) increases the compensation payable to other participants in any of such plans but which does not effect corresponding increases in the amount of compensation payable to the Employee; or

                       (E) a transfer of the Employee, without his express written consent, to a location which is outside the general metropolitan area in which his principal place of business immediately preceding the Change of Control may be located, or which is otherwise an unreasonable commuting distance from the Employee's principal residence at the date of the Change of Control.

            2. NOTICE OF TERMINATION. Any Termination upon a Change of Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 14 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice).

            3.    SEVERANCE COMPENSATION UPON TERMINATION.

            (a) Subject to the provisions of Section 10 hereof and to adjustment as provided in paragraph (b) below and Section 9(a), in the event of the Employee's Termination upon a Change of Control, the Company shall pay to the Employee, within fifteen days after the Termination Date (or as soon as possible thereafter in the event that the procedures set forth in Section 10(b) hereof cannot be completed within 15 days), an amount in cash equal to two times the sum of paragraphs (i) and (ii) below:

                  (i) The Employee's Base Salary in effect either immediately prior to the Termination of Employment or immediately prior to the Change of Control, whichever is higher; and

                  (ii) The average of the annual bonuses earned by the Employee under the Bonus Plan in the two fiscal years immediately prior to such Termination of Employment.

            (b) In the event the Employee's Normal Retirement Date would occur prior to twenty-four months after the Termination Date, the aggregate cash amount determined as set forth in (a) above shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days from the Termination Date to the Employee's Normal Retirement Date and the denominator of which shall be 730. No payments shall be due Employee in the event that the Normal Retirement Date has been reached prior to the Termination Date.

            4. OTHER PAYMENTS. Subject to the provisions of Section 10 hereof, in the event of the Employee's Termination upon a Change of Control, the Company shall:

            (a) pay to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, an amount equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control;

            (b) to the extent permitted by applicable law, continue or cause to be continued until 24 months after the Termination Date, on the cost-sharing basis (if any) in effect immediately prior to the Change of Control, medical, dental and life insurance benefits (and, at the option of the Employee, disability insurance benefits) substantially equivalent in all material respects to those furnished by the Company and its subsidiaries to the Employee immediately prior to the Change of Control; PROVIDED, HOWEVER, that if the Employee's Normal Retirement Date would have occurred prior to 24 months after the Termination Date, the obligation of the Company to provide such benefits shall cease at the Employee's Normal Retirement Date; and PROVIDED FURTHER, HOWEVER, that the obligation of the Company to provide such benefits shall cease at such time as the Employee is employed on a full time basis by a corporation not owned or controlled by the Employee that provides the Employee, on substantially the same cost-sharing basis (if any) between the Company and the Employee in effect immediately prior to the Change of Control, with medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Company and its subsidiaries to the Employee immediately prior to the Change of Control;

            (c) for vesting purposes only, in the event of a Termination upon a Change of Control occurring prior to the Normal Retirement Date, credit the Employee with the lesser of (i) two additional "years of service" (as defined in the Company's 401(k) Plan) or (ii) the period of time from the Termination Date to the Normal Retirement Date under each of the Company's 401(k) Plan and CRC-Evans Plan, in addition to the years of service that would have otherwise been calculated by reference solely to the Termination Date, it being understood that benefits in respect of the two additional years of service shall be paid to the Employee under the Company's 401(k) Plan or CRC-Evans Plan, and that the Company shall, to the extent necessary to provide the Employee the additional benefits intended hereby, amend the 401(k) Plan or CRC-Evans Plan or pay such additional benefits outside the plan as may be necessary; and

            (d) permit the Employee to continue the use of his Company car, if any, without any cost for a period of six months thereafter. Thereafter, the Employee shall return the car to the Company unless, in the case of a car owned by the Company, the Employee elects to purchase the car from the Company at the net book value thereof at the date of the purchase or, in the case of a car leased by the Company, the Employee pays the Company, as such amounts become due and payable, all rental payments charged to the Company for the use of such car for the remainder of the lease therefore.

            5. VESTING AND ACCELERATION OF CERTAIN BENEFITS. In the event of a Termination upon a Change of Control, and subject to the provisions of
Section 10 hereof, all restrictions remaining on the Termination Date on the restricted shares, if any, received by the Employee, pursuant to the Stock Plan shall lapse, and said shares shall thereupon be owned by the Employee free and clear of all restrictions of any nature whatsoever, except those, if any, under applicable federal and state securities laws.

            6.    ENFORCEMENT.

            (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3, 4 and 5 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under section 3, 4 or 5, as appropriate, until paid to the Employee, at the rate from time to time announced by Wells Fargo Bank, N.A. as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

            (b) It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

            7. NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise.

            8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company or any of its Subsidiaries or Affiliates and for which the Employee may qualify.

            9.    COORDINATION OF BENEFITS; NO SET-OFF; TAXES.

            (a) The severance plan or policy, if any, applicable to employees of Enterra or the Subsidiary which employs the Employee, and any other severance payments required by applicable statutes or provided under government programs may provide compensation and benefits to Employee upon events which also constitute a Termination upon a Change of Control as defined in this Agreement. In such event, Employee shall be entitled only to the largest cash compensation provided for under any of such agreements, plans, policies, statutes or programs and the maximum benefit continuance provided for under any of such agreements, plans, policies, statues or programs, and the payments referred to in Section 3 hereof shall be reduced to the extent necessary to effect such coordination of benefits.

            (b) Except as specifically set forth in (a) above, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

            (c) Employee alone, and not the Company or any Subsidiary, shall be responsible for the payment of all federal, state and local taxes in respect of the payments to be made and benefits to be provided under this Agreement.

            10.   CERTAIN REDUCTION OF PAYMENTS.

            (a) Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined as set forth herein that any payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and that it would be economically advantageous to the Company to reduce the Payment to avoid or reduce the taxation of excess parachute payments under Section 4999 of the Code, the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to the taxation under Section 4999 of the Code. For purposes of this Section 10, present value shall be determined in accordance with Sect ion 280G(d) (4) of the Code.

            (b) All determinations to be made under this Section 10 shall be made by Peat Marwick Main & Co., or the Company's independent public accountant immediately prior to the Change of Control if other than Peat Marwick Main & Co. (the "Accounting Firm"), which firm shall use its best efforts to provide its determinations and any supporting calculations both to the Company and the Employee within 10 days of the Termination Date. Any such determination by the Accounting Firm shall be binding upon the Company and the Employee. The Company shall in its sole discretion determine which and how much of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this
Section 10. Within five days after the Company's determination, the Company shall pay (or cause to be paid) or distribute (or cause to be distributed) to or for the benefit of the Employee such amounts as are then due to the Employee under this Agreement.

            (c) As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments, as the case may be, will have been made by the Company which should not have been made

("Overpayment") or that additional Agreement Payments which have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the Termination of Employment, the Accounting Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f) (2) of the Code (the "Federal Rate"); PROVIDED, HOWEVER, that no amount shall be payable by the Employee to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the Federal Rate.

            (d) All of the fees and expenses of the Accounting Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses of any nature resulting from or relating to its determinations pursuant to subsections (b) and (c) above, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

            11.   SETTLEMENT OF ALL DISPUTES.

            (a) Any dispute, controversy or claim arising out of or relating to any provision of this Agreement or the Employee's Termination upon a Change of Control shall be settled by arbitration in the City of Houston, Texas, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, two of whom shall be selected by the Company and the Employee, respectively, and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotations System. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The fees of the American Arbitration Association and the arbitrators and any expenses relating to the conduct of the arbitration shall be paid by the Company.

            (b) The party or parties challenging the right of the Employee to the benefits of this Agreement shall in all circumstances have the burden of proof.

            12. TERM OF AGREEMENT. This Agreement shall commence as of the date first written above and shall continue in effect until the earlier of (i) the date upon which the Employee ceases to be in the employ of the Company or any Subsidiary thereof for any reason other than a Termination Upon a Change of Control, or (ii) 24 months after a Change of Control has occurred, PROVIDED, HOWEVER, that all of the obligations of the parties hereunder arising after a Change of Control shall continue in effect until such obligations are satisfied or have expired.

            13. SUCCESSOR COMPANY. The Company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to acknowledge expressly that this Agreement is binding upon and enforceable against the Company in accordance with the terms hereof, and to become jointly and severally obligated with the Company to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or successions had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement. As used in this Agreement, the Company shall mean the Company as hereinbefore defined and any such successor or successors to its business and/or assets, jointly and severally.

            14. NOTICE. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service, as follows:

            If to the Company, to:

            Enterra Corporation
            2707 North Loop West
            Suite 1050
            Houston, TX 77008

            Attention:    The Chairman

            With a required copy to:

            Morgan, Lewis & Bockius
            2000 One Logan Square
            Philadelphia, PA 19103
            Attention:    David R. King, Esq.



            If to the Employee, to:

            Steven C. Grant
            13610 Alchester
            Houston, TX 77079

or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, five days after deposit, postage prepaid, with the U.S. Postal Service in the case of registered or certified mail, or on the next business day in the case of overnight express courier service.

            15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS.

            16.   CONTENTS OF AGREEMENT, AMENDMENT AND ASSIGNMENT.

            (a) This Agreement supersedes all prior agreements (including, without limitation, the severance agreement dated February 9, 1989 which is hereby terminated) and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the Employee and approved by the board and executed on the Company's behalf by a duly authorized officer. The provisions of this Agreement may provide for payments to the Employee under certain compensation or bonus plans (including without limitation the Stock Plan, the Bonus Plan, the 401(k) Plan and the CRC-Evans Plan) under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this Agreement without further action by the Company or the Board.

            (b) Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of the Company or any of its Subsidiaries.

            (c) The Employee acknowledges that from time to time, the Company and its subsidiaries may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of the Company or its Subsidiaries may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of the Company or its Subsidiaries (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

            (d) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

            17. SEVERABILITY. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

            18. REMEDIES CUMULATIVE - NO WAIVER. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including without limitation any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination upon a Change of Control pursuant to Section 1(p)(ii) of this Agreement.

            19. MISCELLANEOUS. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.


            IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.


Attest:                                      ENTERRA CORPORATION


/s/ Steven W. Krablin                        By:/s/ Thomas S. McIntosh
-------------------------------                --------------------------------
     Asst. Secretary                           Thomas S. McIntosh
                                               President and Chief
                                                 Executive Officer


/s/ Gay Mather                               /s/ Steven C. Grant
-------------------------------              ----------------------------------
           Witness                           Steven C. Grant

                               SEVERANCE AGREEMENT



          Agreement made as of February 8, 1990 between Enterra Corporation, a Delaware corporation (the "Company"), and Edward C. Grimes (the "Employee").

          WHEREAS, the Employee is presently employed by Key Oilfield Supply & Rentals Ltd., a "Subsidiary" (as defined in Section 1 hereof), as its President and Chief Operating Officer;

          WHEREAS, the Company considers it essential to foster the employment of well qualified key management personnel for the Company and its Subsidiaries, and, in this regard, the board of directors of the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company;

          WHEREAS, the board of directors of the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company and its Subsidiaries to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company, although no such change is now contemplated; and

          WHEREAS, in order to induce the Employee to remain in the employ of the Subsidiary, the Company agrees that the Employee shall receive the compensation and benefits set forth in this Agreement in the event his employment with the Company is terminated subsequent to a "Change of Control" (as defined in Section 1 hereof) of the Company as a cushion against the financial and career impact on the Employee of any such Change of Control;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

          1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

          (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) "Base Salary" shall mean the total cash remuneration earned by the Employee on an annualized basis in all capacities with the Company and its Subsidiaries, including any compensation the payment of which has been deferred pursuant to a salary reduction or deferral plan (including a 401(k) plan, other than company matching contributions) or agreement, but exclusive of any cash payments made to him under the Company's Bonus Plan, or any contributions made for his benefit to the Company's 401(k) Plan or CRC-Evans Plan.

          (c) A Person shall be deemed the "Beneficial Owner" of any securities:

               (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

               (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except, pursuant to a revocable proxy as described in the proviso to subsection (ii) above or the May 2, 1986 option agreement between Shamrock Holdings, Inc. and the shareholders known as the "SGS Group" or their successors) or disposing of any voting securities of the Company;

PROVIDED, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

          (d)  "Board" shall mean the board of directors of the Company.

          (e) "Bonus Plan" shall mean the Company's Management Incentive Bonus Plan, as in effect immediately prior to a Change of Control.

          (f) "Change of Control" shall be deemed to have taken place if (i) any Person (except the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or an Exempted Person), together with all Affiliates and Associates of such Person acting in concert as described in
Section 14(d) (2) of the Exchange Act, shall become the Beneficial Owner in the aggregate of 30% or more of the Common Stock of the Company then outstanding within the meaning of Rule 13d-3 promulgated under the Exchange Act.

          (g) "CRC-Evans Plan" shall mean the CRC-Evans Money Purchase Pension Plan, as in effect immediately prior to a Change of Control.

          (h) "Exempted Person" shall mean any of Shamrock Holdings of California, Inc., a Delaware corporation

("Shamrock"), Shamrock Holdings, Inc., a Delaware corporation ("Shamrock Holdings"), or any Affiliate or Associate of Shamrock or Shamrock Holdings. "Exempted Person" shall not include transferees from any Exempted Person except where such transferees are Affiliates or Associates of Shamrock or Shamrock Holdings.

          (i) "401(k) Plan" shall mean the Company's 401(k) Plan, as in effect immediately prior to a Change of Control.

          (j) "Normal Retirement Date" shall mean the first day of the calendar month coincident with or next following the Employee's 65th birthday.

          (k) "Person" shall mean any individual, firm, corporation, partnership or other entity.

          (l) "Stock Plan" shall mean the Company's Stock Option Plan or any successor plan thereto, as in effect immediately prior to a Change of Control.

          (m) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          (n) "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

          (o) "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

          (p) "Termination upon a Change of Control" shall mean a Termination of Employment upon or within two years after a Change of Control either:

               (i) initiated by the Company for any reason other than (x) the Employee's continuous illness, injury or incapacity for a period of six consecutive months, (y) for "cause," which shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of his duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole, or (z) by reason of the occurrence of the Normal Retirement Date; or

               (ii) initiated by the Employee following one or more of the following occurrences:

                    (A) a significant reduction by the Company or its Subsidiaries of the authority, duties or responsibilities of the Employee immediately prior to the Change of Control;

                    (B) any removal of the Employee from or any failure to re-elect the Employee to the officer positions with the Company and its Subsidiaries held by him immediately prior to the Change of Control, except in connection with promotions to higher office or in connection with consolidations among the Company's Subsidiaries where the Employee is elected to similar positions in the successor company or companies;

                    (C) a reduction by the Company in the Employee's Base Salary as in effect immediately prior to the Change of Control;

                    (D) revocation or any modification (except as may be required in the normal course of business in light of any requirement of or change in federal law or regulations) of the Bonus Plan, 401(k) Plan or CRC-Evans Plan, or any action taken pursuant to the terms of such plans, which materially (x) reduces the opportunity to receive compensation under any of such plans of equivalent amounts received by the Employee during the two fiscal years immediately preceding the Change of Control, subject to the right of the Board to establish in a manner consistent with past practice prior to the Change of Control reasonable goals under such plans, (y) reduces the compensation payable to the Employee under any of such plans but which does not effect comparable reductions in the compensation payable to the other participants in such plans, or (z) increases the compensation payable to other participants in any of such plans but which does not effect corresponding increases in the amount of compensation payable to the Employee; or

                    (E) a transfer of the Employee, without his express written consent, to a location which is outside the general metropolitan area in which his principal place of business immediately preceding the Change of Control may be located, or which is otherwise an unreasonable commuting distance from the Employee's principal residence at the date of the Change of Control.

          2. NOTICE OF TERMINATION. Any Termination upon a Change of Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 14 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice).

          3.   SEVERANCE COMPENSATION UPON TERMINATION.

          (a) Subject to the provisions of Section 10 hereof and to adjustment as provided in paragraph (b) below and Section 9(a), in the event of the Employee's Termination upon a Change of Control, the Company shall pay to the Employee, within fifteen days after the Termination Date (or as soon as possible thereafter in the event that the procedures set forth in Section 10(b) hereof cannot be completed within 15 days), an amount in cash equal to two times the sum of paragraphs (i) and (ii) below:

               (i) The Employee's Base Salary in effect either immediately prior to the Termination of Employment or immediately prior to the Change of Control, whichever is higher; and

               (ii) The average of the annual bonuses earned by the Employee under the Bonus Plan in the two fiscal years immediately prior to such Termination of Employment.

          (b) In the event the Employee's Normal Retirement Date would occur prior to twenty-four months after the Termination Date, the aggregate cash amount determined as set forth in (a) above shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days from the Termination Date to the Employee's Normal Retirement Date and the denominator of which shall be 730. No payments shall be due Employee in the event that the Normal Retirement Date has been reached prior to the Termination Date.

          4. OTHER PAYMENTS. Subject to the provisions of Section 10 hereof, in the event of the Employee's Termination upon a Change of Control, the Company shall:

          (a) pay to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, an amount equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given-rise to a Change of Control;

          (b) to the extent permitted by applicable law, continue or cause to be continued until 24 months after the Termination Date, on the cost-sharing basis (if any) in effect immediately prior to the Change of Control, medical, dental and life insurance benefits (and, at the option of the Employee, disability insurance benefits) substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control; PROVIDED, HOWEVER, that if the Employee's Normal Retirement Date would have occurred prior to 24 months after the Termination Date, the obligation of the Company to provide such benefits shall cease at the Employee's Normal Retirement Date; and PROVIDED FURTHER, HOWEVER, that the obligation of the Company to provide such benefits shall cease at such time as the Employee is employed on a full time basis by a corporation not owned or controlled by the Employee that provides the Employee, on substantially the same cost-sharing basis (if any) between the Company and the Employee in effect immediately prior to the Change of Control, with medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control;

          (c) for vesting purposes only, in the event of a Termination upon a Change of Control occurring prior to the Normal Retirement Date, credit the Employee with the lesser of (i) two additional "years of service" (as defined in the Company's 401(k) Plan) or (ii) the period of time from the Termination Date to the Normal Retirement Date under each of the Company's 401(k) Plan and CRC-Evans Plan, in addition to the years of service that would have otherwise been calculated by reference solely to the Termination Date, it being understood that benefits in respect of the two additional years of service shall be paid to the Employee under the Company's 401(k) Plan or CRC-Evans Plan, and that the Company shall, to the extent necessary to provide the Employee the additional benefits intended hereby, amend the 401(k) Plan or CRC-Evans Plan or pay such additional benefits outside the plan as may be necessary; and

          (d) permit the Employee to continue the use of his Company car, if any, without any cost for a period of six months thereafter. Thereafter, the Employee shall return the car to the Company unless, in the case of a car owned by the Company, the Employee elects to purchase the car from the Company at the net book value thereof at the date of the purchase or, in the case of a car leased by the Company, the Employee pays the Company, as such amounts become due and payable, all rental payments charged to the Company for the use of such car for the remainder of the lease therefore.

          5. VESTING AND ACCELERATION OF CERTAIN BENEFITS. In the event of a Termination upon a Change of Control, and subject to the provisions of Section 10 hereof, all restrictions remaining on the Termination Date on the restricted shares, if any, received by the Employee, pursuant to the Stock Plan shall lapse, and said shares shall thereupon be owned by the Employee free and clear of all restrictions of any nature whatsoever, except those, if any, under applicable federal and state securities laws.

          6.   ENFORCEMENT.

          (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3, 4 and 5 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3, 4 or 5, as appropriate, until paid to the Employee, at the rate from time to time announced by Wells Fargo Bank, N.A. as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

          (b) It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

          7. NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise.

          8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company or any of its Subsidiaries or Affiliates and for which the Employee may qualify.

          9.   COORDINATION OF BENEFITS; NO SET-OFF; TAXES.

          (a) The severance plan or policy, if any, applicable to employees of Enterra or the Subsidiary which employs the Employee, and any other severance payments required by applicable statutes or provided under government programs may provide compensation and benefits to Employee upon events which also constitute a Termination upon a Change of Control as defined in this Agreement. In such event, Employee shall be entitled only to the largest cash compensation provided for under any of such agreements, plans, policies, statutes or programs and the maximum benefit continuance provided for under any of such agreements, plans, policies, statues or programs, and the payments referred to in Section 3 hereof shall be reduced to the extent necessary to effect such coordination of benefits.

          (b) Except as specifically set forth in (a) above, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

          (c) Employee alone, and not the Company or any Subsidiary, shall be responsible for the payment of all federal, state and local taxes in respect of the payments to be made and benefits to be provided under this Agreement.

          10.  CERTAIN REDUCTION OF PAYMENTS.

          (a) Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined as set forth herein that any payment or distribution by the Company to or for the benefit or the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and that it would be economically advantageous to the Company to reduce the Payment to avoid or reduce the taxation-of excess parachute payments under Section 4999 of the Code, the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to the taxation under Section 4999 of the Code. For purposes of this Section 10, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

          (b) All determinations to be made under this Section 10 shall be made by Peat Marwick Main & Co., or the Company's independent public accountant immediately prior to the Change of Control if other than Peat Marwick Main & Co. (the "Accounting Firm"), which firm shall use its best efforts to provide its determinations and any supporting calculations both to the Company and the Employee within 10 days of the Termination Date. Any such determination by the Accounting Firm shall be binding upon the Company and the Employee. The Company shall in its sole discretion determine which and how much of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this
Section 10. Within five days after the Company's determination, the Company shall pay (or cause to be paid) or distribute (or cause to be distributed) to or for the benefit of the Employee such amounts as are then due to the Employee under this Agreement.

          (c) As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments, as the case may be, will have been made by the Company which should not have been made

("Overpayment") or that additional Agreement Payments which have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the Termination of Employment, the Accounting Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f) (2) of the Code (the "Federal Rate"); PROVIDED, HOWEVER, that no amount shall be payable by the Employee to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the Federal Rate.

          (d) All of the fees and expenses of the Accounting Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses of any nature resulting from or relating to its determinations pursuant to subsections
(b) and (c) above, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

          11.  SETTLEMENT OF ALL DISPUTES.

          (a) Any dispute, controversy or claim arising out of or relating to any provision of this Agreement or the Employee's Termination upon a Change of Control shall be settled by arbitration in the City of Houston, Texas, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, two of whom shall be selected by the Company and the Employee, respectively, and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotations System. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The fees of the American Arbitration Association and the arbitrators and any expenses relating to the conduct of the arbitration shall be paid by the Company.

          (b) The party or parties challenging the right of the Employee to the benefits of this Agreement shall in all circumstances have the burden of proof.

          12. TERM OF AGREEMENT. This Agreement shall commence as of the date first written above and shall continue in effect until the earlier of (i) the date upon which the Employee ceases to be in the employ of the Company or any Subsidiary thereof for any reason other than a Termination Upon a Change of Control, or (ii) 24 months after a Change of Control has occurred, PROVIDED, HOWEVER, that all of the obligations of the parties hereunder arising after a Change of Control shall continue in effect until such obligations are satisfied or have expired.

          13. SUCCESSOR COMPANY. The Company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to acknowledge expressly that this Agreement is binding upon and enforceable against the Company in accordance with the terms hereof, and to become jointly and severally obligated with the Company to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or successions had taken place. Failure of.the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement. As used in this Agreement, the Company shall mean the Company as hereinbefore defined and any such successor or successors to its business and/or assets, jointly and severally.

          14. NOTICE. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service, as follows:

          If to the Company, to:

          Enterra Corporation
          2707 North Loop West
          Suite 1050
          Houston, TX 77008

          Attention:  The Chairman

          With a required copy to:

          Morgan, Lewis & Bockius
          2000 One Logan Square
          Philadelphia, PA 19103
          Attention:  David R. King, Esq.


          If to the Employee, to:

          Edward C. Grimes
          123 Varsity Estates Grove, NW
          Calgary, Alberta T3B4C8

or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, five days after deposit, postage prepaid, with the U.S. Postal Service in the case of registered or certified mail, or on the next business day in the case of overnight express courier service.

          15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS.

          16.  CONTENTS OF AGREEMENT. AMENDMENT AND ASSIGNMENT.

          (a) This Agreement supersedes all prior agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the Employee and approved by the board and executed on the Company's behalf by a duly authorized officer. The provisions of this Agreement may provide for payments to the Employee under certain compensation or bonus plans (including without limitation the Stock Plan, the Bonus Plan, the 401(k) Plan and the CRC-Evans Plan) under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this Agreement without further action by the Company or the Board.

          (b) Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of the Company or any of its Subsidiaries.

          (c) The Employee acknowledges that from time to time, the Company and its subsidiaries may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of the Company or its Subsidiaries may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of the Company or its Subsidiaries (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

          (d) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

          17. SEVERABILITY. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

          18. REMEDIES CUMULATIVE - NO WAIVER. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including without limitation any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination upon a Change of Control pursuant to Section 1(p) (ii) of this Agreement.

          19. MISCELLANEOUS. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.


          IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.


Attest:                                      ENTERRA CORPORATION



/s/ Steven W. Krablin                        By: /s/ Thomas S. McIntosh
------------------------------                  --------------------------------
          Secretary                             Thomas S. McIntosh
                                                President and Chief
                                                  Executive Officer

/s/ S. Waddell                                  /s/ E. C. Grimes
------------------------------                  --------------------------------
          Witness                               Edward C. Grimes

                               SEVERANCE AGREEMENT



          Agreement made as of February 8, 1990 between Enterra Corporation, a Delaware corporation (the "Company"), and Steven W. Krablin (the "Employee").

          WHEREAS, the Employee is presently employed by the Company as its Vice President, Controller and Treasurer;

          WHEREAS, the Company considers it essential to foster the employment of well qualified key management personnel for the Company and its Subsidiaries, and, in this regard, the board of directors of the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company;

          WHEREAS, the board of directors of the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company and its Subsidiaries to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company, although no such change is now contemplated; and

          WHEREAS, in order to induce the Employee to remain in the employ of the Company, the Company agrees that the Employee shall receive the compensation and benefits set forth in this Agreement in the event his employment with the Company is terminated subsequent to a "Change of Control" (as defined in Section 1 hereof) of the Company as a cushion against the financial and career impact on the Employee of any such Change of Control;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

          1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

          (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) "Base Salary" shall mean the total cash remuneration earned by the Employee on an annualized basis in all capacities with the Company and its Subsidiaries, including any compensation the payment of which has been deferred pursuant to a salary reduction or deferral plan (including a 401(k) plan, other than company matching contributions) or agreement, but exclusive of any cash payments made to him under the Company's Bonus Plan, or any contributions made for his benefit to the Company's 401(k) Plan or CRC-Evans Plan.

          (c) A Person shall be deemed the "Beneficial Owner" of any securities:

               (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

               (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except, pursuant to a revocable proxy as described in the proviso to subsection (ii) above or the May 2, 1986 option agreement between Shamrock Holdings, Inc. and the shareholders known as the "SGS Group" or their successors) or disposing of any voting securities of the Company;

PROVIDED, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

          (d)  "Board" shall mean the board of directors of the Company.

          (e) "Bonus Plan" shall mean the Company's Management Incentive Bonus Plan, as in effect immediately prior to a Change of Control.

          (f) "Change of Control" shall be deemed to have taken place if (i) any Person (except the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or an Exempted Person), together with all Affiliates and Associates of such Person acting in concert as described in
Section 14(d)(2) of the Exchange Act, shall become the Beneficial Owner in the aggregate of 30% or more of the Common Stock of the Company then outstanding within the meaning of Rule 13d-3 promulgated under the Exchange Act.

          (g) "CRC-Evans Plan" shall mean the CRC-Evans Money Purchase Pension Plan, as in effect immediately prior to a Change of Control.

          (h) "Exempted Person" shall mean any of Shamrock Holdings of California, Inc., a Delaware corporation ("Shamrock"), Shamrock Holdings, Inc., a Delaware corporation ("Shamrock Holdings"), or any Affiliate or

Associate of Shamrock or Shamrock Holdings. "Exempted Person" shall not include transferees from any Exempted Person except where such transferees are Affiliates or Associates of Shamrock or Shamrock Holdings.

          (i) "401(k) Plan" shall mean the Company's 401(k) Plan, as in effect immediately prior to a Change of Control.

          (j) "Normal Retirement Date" shall mean the first day of the calendar month coincident with or next following the Employee's 65th birthday.

          (k) "Person" shall mean any individual, firm, corporation, Partnership or other entity.

          (l) "Stock Plan" shall mean the Company's Stock Option Plan or any successor plan thereto, as in effect immediately prior to a Change of Control.

          (m) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          (n) "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date Specified therein, as the case may be.

          (o) "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

          (p) "Termination upon a Change of Control" shall mean a Termination of Employment upon or within two years after a Change of Control either:

               (i) initiated by the Company for any reason other than (x) the Employee's continuous illness, injury or incapacity for a period of six consecutive months, (y) for "cause," which shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of his duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole, or (z) by reason of the occurrence of the Normal Retirement Date; or

               (ii) initiated by the Employee following one or more of the following occurrences:

                    (A) a significant reduction by the Company or its Subsidiaries of the authority, duties or responsibilities of the Employee immediately prior to the Change of Control;

                    (B) any removal of the Employee from or any failure to re-elect the Employee to the officer positions with the Company and its Subsidiaries held by him immediately prior to the Change of Control, except in connection with promotions to higher office or in connection with consolidations among the Company's Subsidiaries where the Employee is elected to similar positions in the successor company or companies;

                    (C) a reduction by the Company in the Employee's Base Salary as in effect immediately prior to the Change of Control;

                    (D) revocation or any modification (except as may be required in the normal course of business in light of any requirement of or change in federal law or regulations) of the Bonus Plan, 401(k) Plan or CRC-Evans Plan, or any action taken pursuant to the terms of such plans, which materially (x) reduces the opportunity to receive compensation under any of such plans of equivalent amounts received by the Employee during the two fiscal years immediately preceding the Change of Control, subject to the right of the Board to establish in a manner consistent with past practice prior to the Change of Control reasonable goals under such plans, (y) reduces the compensation payable to the Employee under any of such plans but which does not effect comparable reductions in the compensation payable to the other participants in such plans, or (z) increases the compensation payable to other participants in any of such plans but which does not effect corresponding increases in the amount of compensation payable to the Employee; or

                    (E) a transfer of the Employee, without his express written consent, to a location which is outside the general metropolitan area in which his principal place of business immediately preceding the Change of Control may be located, or which is otherwise an unreasonable commuting distance from the Employee's principal residence at the date of the Change of Control.

          2. NOTICE OF TERMINATION. Any Termination upon a Change of Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 14 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice).

          3.   SEVERANCE COMPENSATION UPON TERMINATION.

          (a) Subject to the provisions of Section 10 hereof and to adjustment as provided in paragraph (b) below and Section 9(a), in the event of the Employee's Termination upon a Change of Control, the Company shall pay to the Employee, within fifteen days after the Termination Date (or as soon as possible thereafter in the event that the procedures set forth in Section 10(b) hereof cannot be completed within 15 days), an amount in cash equal to two times the sum of paragraphs (i) and (ii) below:

               (i) The Employee's Base Salary in effect either immediately prior to the Termination of Employment or immediately prior to the Change of Control, whichever is higher; and

               (ii) The average of the annual bonuses earned by the Employee under the Bonus Plan in the two fiscal years immediately prior to such Termination of Employment.

          (b) In the event the Employee's Normal Retirement Date would occur prior to twenty-four months after the Termination Date, the aggregate cash amount determined as set forth in (a) above shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days from the Termination Date to the Employee's Normal Retirement Date and the denominator of which shall be 730. No payments shall be due Employee in the event that the Normal Retirement Date has been reached prior to the Termination Date.

          4. OTHER PAYMENTS. Subject to the provisions of Section 10 hereof, in the event of the Employee's Termination upon a Change of Control, the Company shall:

          (a) pay to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, an amount equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control;

          (b) to the extent permitted by applicable law, continue or cause to be continued until 24 months after the Termination Date, on the cost-sharing basis (if any) in effect immediately prior to the Change of Control, medical, dental and life insurance benefits (and, at the option of the Employee, disability insurance benefits) substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control; PROVIDED, HOWEVER, that if the Employee's Normal Retirement Date would have occurred prior to 24 months after the Termination Date, the obligation of the Company to provide such benefits shall cease at the Employee's Normal Retirement Date; and PROVIDED FURTHER, HOWEVER, that the obligation of the Company to provide such benefits shall cease at such time as the Employee is employed on a full time basis by a corporation not owned or controlled by the Employee that provides the Employee, on substantially the same cost-sharing basis (if any) between the Company and the Employee in effect immediately prior to the Change of Control, with medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control;

          (c) for vesting purposes only, in the event of a Termination upon a Change of Control occurring prior to the Normal Retirement Date, credit the Employee with the lesser of (i) two additional "years of service" (as defined in the Company's 401(k) Plan) or (ii) the period of time from the Termination Date to the Normal Retirement Date under each of the Company's 401(k) Plan and CRC-Evans Plan, in addition to the years of service that would have otherwise been calculated by reference solely to the Termination Date, it being understood that benefits in respect of the two additional years of service shall be paid to the Employee under the Company's 401(k) Plan or CRC-Evans Plan, and that the Company shall, to the extent necessary to provide the Employee the additional benefits intended hereby, amend the 401(k) Plan or CRC-Evans Plan or pay such additional benefits outside the plan as may be necessary; and

          (d) permit the Employee to continue the use of his Company car, if any, without any cost for a period of six months thereafter. Thereafter, the Employee shall return the car to the Company unless, in the case of a car owned by the Company, the Employee elects to purchase the car from the Company at the net book value thereof at the date of the purchase or, in the case of a car leased by the Company, the Employee pays the Company, as such amounts become due and payable, all rental payments charged to the Company for the use of such car for the remainder of the lease therefore.

          5. VESTING AND ACCELERATION OF CERTAIN BENEFITS. In the event of a Termination upon a Change of Control, and subject to the provisions of Section 10 hereof, all restrictions remaining on the Termination Date on the restricted shares, if any, received by the Employee, pursuant to the Stock Plan shall lapse, and said shares shall thereupon be owned by the Employee free and clear of all restrictions of any nature whatsoever, except those, if any, under applicable federal and state securities laws.

          6.   ENFORCEMENT.

          (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3, 4 and 5 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3, 4 or 5, as appropriate, until paid to the Employee, at the rate from time to time announced by Wells Fargo Bank, N.A. as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

          (b) It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

          7. NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise.

          8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company or any of its Subsidiaries or Affiliates and for which the Employee may qualify.

          9.   COORDINATION OF BENEFITS; NO SET-OFF; TAXES.

          (a) The severance plan or policy, if any, applicable to employees of Enterra or the Subsidiary which employs the Employee, and any other severance payments required by applicable statutes or provided under government programs may provide compensation and benefits to Employee upon events which also constitute a Termination upon a Change of Control as defined in this Agreement. In such event, Employee shall be entitled only to the largest cash compensation provided for under any of such agreements, plans, policies, statutes or programs and the maximum benefit continuance provided for under any of such agreements, plans, policies, statues or programs, and the payments referred to in Section 3 hereof shall be reduced to the extent necessary to effect such coordination of benefits.

          (b) Except as specifically set forth in (a) above, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

          (c) Employee alone, and not the Company or any Subsidiary, shall be responsible for the payment of all federal, state and local taxes in respect of the payments to be made and benefits to be provided under this Agreement.



          10.  CERTAIN REDUCTION OF PAYMENTS.

          (a) Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined as set forth herein that any payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and that it would be economically advantageous to the Company to reduce the Payment to avoid or reduce the taxation of excess parachute payments under Section 4999 of the Code, the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to the taxation under Section 4999 of the Code. For purposes of this Section 10, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

          (b) All determinations to be made under this Section 10 shall be made by Peat Marwick Main & Co., or the Company's independent public accountant immediately prior to the Change of Control if other than Peat Marwick Main & Co. (the "Accounting Firm"), which firm shall use its best efforts to provide its determinations and any supporting calculations both to the Company and the Employee within 10 days of the Termination Date. Any such determination by the Accounting Firm shall be binding upon the Company and the Employee. The Company shall in its sole discretion determine which and how much of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this
Section 10. Within five days after the Company's determination, the Company shall pay (or cause to be paid) or distribute (or cause to be distributed) to or for the benefit of the Employee such amounts as are then due to the Employee under this Agreement.

          (c) As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments, as the case may be, will have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the Termination of Employment, the Accounting Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f) (2) of the Code (the "Federal Rate"); PROVIDED, HOWEVER, that no amount shall be payable by the Employee to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the Federal Rate.

          (d) All of the fees and expenses of the Accounting Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses of any nature resulting from or relating to its determinations pursuant to subsections
(b) and (c) above, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

          11.  SETTLEMENT OF ALL DISPUTES.

          (a) Any dispute, controversy or claim arising out of or relating to any provision of this Agreement or the Employee's Termination upon a Change of Control shall be settled by arbitration in the City of Houston, Texas, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, two of whom shall be selected by the Company and the Employee, respectively, and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotations System. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The fees of the American Arbitration Association and the arbitrators and any expenses relating to the conduct of the arbitration shall be paid by the Company.

          (b) The party or parties challenging the right of the Employee to the benefits of this Agreement shall in all circumstances have the burden of proof.

          12. TERM OF AGREEMENT. This Agreement shall commence as of the date first written above and shall continue in effect until the earlier of (i) the date upon which the Employee ceases to be in the employ of the Company or any Subsidiary thereof for any reason other than a Termination Upon a Change of Control, or (ii) 24 months after a Change of Control has occurred, PROVIDED, HOWEVER, that all of the obligations of the parties hereunder arising after a Change of Control shall continue in effect until such obligations are satisfied or have expired.

          13. SUCCESSOR COMPANY. The Company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to acknowledge expressly that this Agreement is binding upon and enforceable against the Company in accordance with the terms hereof, and to become jointly and severally obligated with the Company to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or successions had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement. As used in this Agreement, the Company shall mean the Company as hereinbefore defined and any such successor or successors to its business and/or assets, jointly and severally.

          14. NOTICE. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service, as follows:

          If to the Company, to:

          Enterra Corporation
          2707 North Loop West

          Suite 1050
          Houston, TX 77008
          Attention:  The Chairman


          With a required copy to:

          Morgan, Lewis & Bockius
          2000 One Logan Square
          Philadelphia, PA  19103
          Attention:  David R. King, Esq.


          If to the Employee, to:

          Steven W. Krablin
          5611 Theall Road
          Houston, TX 77066

or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, five days after deposit, postage prepaid, with the U.S. Postal Service in the case of registered or certified mail, or on the next business day in the case of overnight express courier service.

          15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS.

          16.  CONTENTS OF AGREEMENT, AMENDMENT AND ASSIGNMENT.

          (a) This Agreement supersedes all prior agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the Employee and approved by the board and executed on the Company's behalf by a duly authorized officer. The provisions of this Agreement may provide for payments to the Employee under certain compensation or bonus plans (including without limitation the Stock Plan, the Bonus Plan, the 401(k) Plan and the CRC-Evans Plan) under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this

Agreement without further action by the Company or the Board.

          (b) Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of the Company or any of its Subsidiaries.

          (c) The Employee acknowledges that from time to time, the Company and its subsidiaries may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of the Company or its Subsidiaries may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of the Company or its Subsidiaries (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

          (d) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

          17. SEVERABILITY. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

          18. REMEDIES CUMULATIVE - NO WAIVER. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including without limitation any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination upon a Change of Control pursuant to Section 1(p) (ii) of this Agreement.

          19. MISCELLANEOUS. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.


          IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.


Attest:                                      ENTERRA CORPORATION

/s/ Steven C. Grant                          By: /s/ Thomas S. McIntosh
------------------------------                  ------------------------------
          Secretary                             Thomas S. McIntosh
                                                President and Chief
                                                  Executive Officer

/s/ Gay Mather                               /s/ Steven W. Krablin
------------------------------               ---------------------------------
           Witness                           Steven W. Krablin

                               SEVERANCE AGREEMENT



     Agreement made as of November 10, 1993 between Enterra Corporation, a Delaware corporation (the "Company"), and Windell D. Norris, Jr. (the "Employee").

     WHEREAS, the Employee is presently employed by CRC-Evans Pipeline International, Inc., a "Subsidiary" (as defined in Section 1 hereof), as its Executive Vice President;

     WHEREAS, the Company considers it essential to foster the employment of well qualified key management personnel for the Company and its Subsidiaries, and, in this regard, the board of directors of the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company;

     WHEREAS, the board of directors of the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company and its Subsidiaries to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company, although no such change is now contemplated; and

     WHEREAS, in order to induce the Employee to remain in the employ of the Subsidiary, the Company agrees that the Employee shall receive the compensation and benefits set forth in this Agreement in the event his employment with the Company is terminated subsequent to a "Change of Control" (as defined in Section l hereof) of the Company as a cushion against the financial and career impact on the Employee of any such Change of Control;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

     l. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

          (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) "Base Salary" shall mean the total cash remuneration earned by the Employee on an annualized basis in all capacities with the Company and its Subsidiaries, including any compensation the payment of which has been deferred pursuant to a salary reduction or deferral plan (including a 401(k) plan, other than company matching contributions) or agreement, but exclusive of any cash payments made to him under the Company's Bonus Plan, or any contributions made for his benefit to the Company's 401(k) Plan or CRC-Evans Plan.

          (c) A Person shall be deemed the "Beneficial Owner" of any securities:

               (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

               (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except, pursuant to a revocable proxy as described in the proviso to subsection (ii) above or disposing of any voting securities of the Company;

PROVIDED, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

          (d)  "Board" shall mean the board of directors of the Company.

          (e) "Bonus Plan" shall mean the Company's Management Incentive Bonus Plan, as in effect immediately prior to a Change of Control.

          (f) "Change of Control" shall be deemed to have taken place if any Person (except the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any subsidiary of the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or an Exempted Person), together with all Affiliates and Associates of such Person acting in concert as described in
Section 14(d) (2) of the Exchange Act, shall become the Beneficial Owner in the aggregate of 30% or more of the Common Stock of the Company then outstanding within the meaning of Rule 13d-3 promulgated under the Exchange Act.

          (g) "CRC-Evans Plan" shall mean the CRC-Evans Money Purchase Pension Plan, as in effect immediately prior to a Change of Control.

          (h) "401(k) Plan" shall mean the Company's 401(k) Plan, as in effect immediately prior to a Change of Control.

          (i) "Normal Retirement Date" shall mean the first day of the calendar month coincident with or next following the Employee's 65th birthday.

          (j) "Person" shall mean any individual, firm, corporation, partnership or other entity.

          (k) "Stock Plan" shall mean the Company's Stock Option Plan or any successor plan thereto, as in effect immediately prior to a Change of Control.

          (l) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          (m) "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

          (n) "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

          (o) "Termination upon a Change of Control" shall mean a Termination of Employment upon or within two years after a Change of Control either:

               (i) initiated by the Company for any reason other than (x) the Employee's continuous illness, injury or incapacity for a period of six consecutive months, (y) for "cause," which shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of his duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole, or (z) by reason of the occurrence of the Normal Retirement Date; or

               (ii) initiated by the Employee following one or more of the following occurrences:

                    (A) a significant reduction by the Company or its Subsidiaries of the authority, duties or responsibilities of the Employee immediately prior to the Change of Control;

                    (B) any removal of the Employee from or any failure to re-elect the Employee to the officer positions with the Company and its Subsidiaries held by him immediately prior to the Change of Control, except in connection with promotions to higher office or in connection with consolidations among the Company's Subsidiaries where the Employee is elected to similar positions in the successor company or companies;

                    (C) a reduction by the Company in the Employee's Base Salary as in effect immediately prior to the Change of Control;

                    (D) revocation or any modification (except as may be required in the normal course of business in light of any requirement of or change in federal law or regulations) of the Bonus Plan, 401(k) Plan or CRC-Evans Plan, or any action taken pursuant to the terms of such plans, which materially (x) reduces the opportunity to receive compensation under any of such plans of equivalent amounts received by the Employee during the two fiscal years immediately preceding the Change of Control, subject to the right of the Board to establish in a manner consistent with past practice prior to the Change of Control reasonable goals under such plans, (y) reduces the compensation payable to the Employee under any of such plans but which does not effect comparable reductions in the compensation payable to the other participants in such plans, or (z) increases the compensation payable to other participants in any of such plans but which does not effect corresponding increases in the amount of compensation payable to the Employee; or

                    (E) a transfer (other than a transfer to the metropolitan Tulsa, Oklahoma area as contemplated by Section 1.3 of that Employment Agreement dated as of January 1, 1993 between the Employee and CRC-Evans Pipeline International, Inc.) of the Employee, without his express written consent, to a location which is outside the general metropolitan area in which his principal place of business immediately preceding the Change of Control may be located, or which is otherwise an unreasonable commuting distance from the Employee's principal residence at the date of the Change of Control.

          2. NOTICE OF TERMINATION. Any Termination upon a Change of Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 14 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice).

          3.   SEVERANCE COMPENSATION UPON TERMINATION.

          (a) Subject to the provisions of Section 10 hereof and to adjustment as provided in paragraph (b) below and Section 9(a), in the event of the Employee's Termination upon a Change of Control, the Company shall pay to the Employee, within fifteen days after the Termination Date (or as soon as possible thereafter in the event that the procedures set forth in Section 10(b) hereof cannot be completed within 15 days), an amount in cash equal to two times the sum of paragraphs (i) and (ii) below:

               (i) The Employee's Base Salary in effect either immediately prior to the Termination of Employment or immediately prior to the Change of Control, whichever is higher; and

               (ii) The average of the annual bonuses earned by the Employee under the Bonus Plan in the two fiscal years immediately prior to such Termination of Employment.

          (b) In the event the Employee's Normal Retirement Date would occur prior to twenty-four months after the Termination Date, the aggregate cash amount determined as set forth in (a) above shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days from the Termination Date to the Employee's Normal Retirement Date and the denominator of which shall be 730. No payments shall be due Employee in the event that the Normal Retirement Date has been reached prior to the Termination Date.

          4. OTHER PAYMENTS. Subject to the provisions of Section 10 hereof, in the event of the Employee's Termination upon a Change of Control, the Company shall:

          (a) pay to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, an amount equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. Upon such payment, such options or rights shall terminate. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control;

          (b) to the extent permitted by applicable law, continue or cause to be continued until 24 months after the Termination Date, on the cost-sharing basis (if any) in effect immediately prior to the Change of Control, medical, dental and life insurance benefits (and, at the option of the Employee, disability insurance benefits) substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control; PROVIDED, HOWEVER, that if the Employee's Normal Retirement Date would have occurred prior to 24 months after the Termination Date, the obligation of the Company to provide such benefits shall cease at the Employee's Normal Retirement Date; and PROVIDED FURTHER, HOWEVER, that the obligation of the Company to provide such benefits shall cease at such time as the Employee is employed on a full time basis by a corporation not owned or controlled by the Employee that provides the Employee, on substantially the same cost-sharing basis (if any) between the Company and the Employee in effect immediately prior to the Change of Control, with medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control;

          (c) for vesting purposes only, in the event of a Termination upon a Change of Control occurring prior to the Normal Retirement Date, credit the Employee with the lesser of (i) two additional "years of service" (as defined in the Company's 401(k) Plan) or (ii) the period of time from the

Termination Date to the Normal Retirement Date under each of the Company's 401(k) Plan and CRC-Evans Plan, in addition to the years of service that would have otherwise been calculated by reference solely to the Termination Date, it being understood that benefits in respect of the two additional years of service shall be paid to the Employee under the Company's 401(k) Plan or CRC-Evans Plan, and that the Company shall, to the extent necessary to provide the Employee the additional benefits intended hereby, amend the 401(k) Plan or CRC-Evans Plan or pay such additional benefits outside the plan as may be necessary; and

          (d) permit the Employee to receive any car allowance or continue the use of his Company car, if any, without any cost for a period of six months thereafter. Thereafter, the Employee shall return the car to the Company unless, in the case of a car owned by the Company, the Employee elects to purchase the car from the Company at the net book value thereof at the date of the purchase or, in the case of a car leased by the Company, the Employee pays the Company, as such amounts become due and payable, all rental payments charged to the Company for the use of such car for the remainder of the lease therefor.

          5. VESTING AND ACCELERATION OF CERTAIN BENEFITS. In the event of a Termination upon a Change of Control, and subject to the provisions of Section 10 hereof, all restrictions remaining on the Termination Date on the restricted shares, if any, received by the Employee, pursuant to the Stock Plan shall lapse, and said shares shall thereupon be owned by the Employee free and clear of all restrictions of any nature whatsoever, except those, if any, under applicable federal and state securities laws.

          6.   ENFORCEMENT.

          (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3, 4 and 5 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3, 4 or 5, as appropriate, until paid to the Employee, at the rate from time to time announced by Wells Fargo Bank, N.A. as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

          (b) It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

          7. NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise.

          8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company or any of its Subsidiaries or Affiliates and for which the Employee may qualify.

          9.   COORDINATION OF BENEFITS; NO SET-OFF; TAXES.

          (a) The severance plan or policy, if any, applicable to employees of Enterra or the Subsidiary which employs the Employee, and any other severance payments required by employment agreements or applicable statutes or provided under government programs may provide compensation and benefits to Employee upon events which also constitute a Termination upon a Change of Control as defined in this Agreement. In such event, Employee shall be entitled only to the largest cash compensation provided for under any of such agreements, plans, policies, statutes or programs and the maximum benefit continuance provided for under any of such agreements, plans, policies, statues or programs, and the payments referred to in Section 3 hereof shall be reduced to the extent necessary to effect such coordination of benefits.

          (b) Except as specifically set forth in (a) above, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

          (c) Employee alone, and not the Company or any Subsidiary, shall be responsible for the payment of all federal, state and local taxes in respect of the payments to be made and benefits to be provided under this Agreement.

          10.  CERTAIN REDUCTION OF PAYMENTS.

          (a) Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined as set forth herein that any payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and that it would be economically advantageous to the Company to reduce the Payment to avoid or reduce the taxation of excess parachute payments under Section 4999 of the Code, the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to the taxation under Section 4999 of the Code. For purposes of this Section 10, present value shall be determined in accordance with Section 280G(d) (4) of the Code.

          (b) All determinations to be made under this Section 10 shall be made by KPMG Peat Marwick, or the Company's independent public accountant immediately prior to the Change of Control if other than KPMG Peat Marwick (the "Accounting Firm"), which firm shall use its best efforts to provide its determinations and any supporting calculations both to the Company and the Employee within 10 days of the Termination Date. Any such determination by the Accounting Firm shall be binding upon the Company and the Employee. The Company shall in its sole discretion determine which and how much of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 10. Within five days after the Company's determination, the Company shall pay (or cause to be paid) or distribute (or cause to be distributed) to or for the benefit of the Employee such amounts as are then due to the Employee under this Agreement.

          (c) As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments, as the case may be, will have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the Termination of Employment, the Accounting Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code (the "Federal Rate"); PROVIDED, HOWEVER, that no amount shall be payable by the Employee to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the Federal Rate.

          (d) All of the fees and expenses of the Accounting Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses of any nature resulting from or relating to its determinations pursuant to subsections
(b) and (c) above, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

          11.  SETTLEMENT OF ALL DISPUTES.

          (a) Any dispute, controversy or claim arising out of or relating to any provision of this Agreement or the Employee's Termination upon a Change of Control shall be settled by arbitration in the City of Houston, Texas, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, two of whom shall be selected by the Company and the Employee, respectively, and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotations System. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The fees of the American Arbitration Association and the arbitrators and any expenses relating to the conduct of the arbitration shall be paid by the Company.

          (b) The party or parties challenging the right of the Employee to the benefits of this Agreement shall in all circumstances have the burden of proof.

          12. TERM OF AGREEMENT. This Agreement shall commence as of the date first written above and shall continue in effect until the earlier of (i) the date upon which the Employee ceases to be in the employ of the Company or any Subsidiary thereof for any reason other than a Termination Upon a Change of Control, or (ii) 24 months after a Change of Control has occurred, PROVIDED, HOWEVER, that all of the obligations of the parties hereunder arising after a Change of Control shall continue in effect until such obligations are satisfied or have expired.

          13. SUCCESSOR COMPANY. The Company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to acknowledge expressly that this Agreement is binding upon and enforceable against the Company in accordance with the terms hereof, and to become jointly and severally obligated with the Company to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or successions had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement. As used in this Agreement, the Company shall mean the Company as hereinbefore defined and any such successor or successors to its business and/or assets, jointly and severally.

          14. NOTICE. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service, as follows:

          If to the Company, to:

          Enterra Corporation
          13100 Northwest Freeway
          Sixth Floor
          Houston, TX 77040
          Attention:  The Chairman

          With a required copy to:

          Morgan, Lewis & Bockius
          2000 One Logan square

          Philadelphia, PA 19103
          Attention:  David R. King, Esq.


          If to the Employee, to:

          Windell D. Norris, Jr.
          806 West Forest
          Houston, TX  77079

or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, five days after deposit, postage prepaid, with the U.S. Postal Service in the base of registered or certified mail, or on the next business day in the case of overnight express courier service.

          15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS.

          16.  CONTENTS OF AGREEMENT, AMENDMENT AND ASSIGNMENT.

          (a) This Agreement supersedes all prior agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the Employee and approved by the board and executed on the Company's behalf by a duly authorized officer. The provisions of this Agreement may provide for payments to the Employee under certain compensation or bonus plans (including without limitation the Stock Plan, the Bonus Plan, the 401(k) Plan and the CRC-Evans Plan) under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this Agreement without further action by the Company or the Board.

          (b) Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of the Company or any of its Subsidiaries.

          (c) The Employee acknowledges that from time to time, the Company and its subsidiaries may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of the Company or its Subsidiaries may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of the Company or its Subsidiaries (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

          (d) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

          17. SEVERABILITY. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

          18. REMEDIES CUMULATIVE - NO WAIVER. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including without limitation any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination upon a Change of Control pursuant to Section 1(o)(ii) of this Agreement.

          19. MISCELLANEOUS. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.


Attest:                                      ENTERRA CORPORATION

/s/ M. Gay Mather                                /s/ D. Dale Wood
-----------------------------                By: ------------------------------
         Secretary                               D. Dale Wood
                                                 Chairman, President and
                                                 Chief Executive Officer


/s/ Shirley Brandt                               /s/ Windell D. Norris, Jr.
-----------------------------                By: ------------------------------
         Witness                                 Windell D. Norris, Jr.

                              SEVERANCE AGREEMENT



              Agreement made as of February 21, 1991 between Enterra Corporation, a Delaware corporation (the "Company"), and J. Joseph Percle (the "Employee").

              WHEREAS, the Employee is presently employed by Enterra Oil Field Services, Ltd., a "Subsidiary" (as defined in Section 1 hereof), as its President;

              WHEREAS, the Company considers it essential to foster the employment of well qualified key management personnel for the Company and its Subsidiaries, and, in this regard, the board of directors of the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company;

              WHEREAS, the board of directors of the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company and its Subsidiaries to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company, although no such change is now contemplated; and

              WHEREAS, in order to induce the Employee to remain in the employ of the Subsidiary, the Company agrees that the Employee shall receive the compensation and benefits set forth in this Agreement in the event his employment with the Company is terminated subsequent to a "Change of Control" (as defined in Section 1 hereof) of the Company as a cushion against the financial and career impact on the Employee of any such Change of Control;

              NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

              l. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

              (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

              (b) "Base Salary" shall mean the total cash remuneration earned by the Employee on an annualized basis in all capacities with the Company and its Subsidiaries, including any compensation the payment of which has been deferred pursuant to a salary reduction or deferral plan (including a 401(k) plan, other than company matching contributions) or agreement, but exclusive of any cash payments made to him under the Company's Bonus Plan, or any contributions made for his benefit to the Company's 401(k) Plan or CRC-Evans Plan.

              (c) A Person shall be deemed the "Beneficial Owner" of any securities:

                   (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

                   (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (a) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (b) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                   (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except, pursuant to a revocable proxy as described in the proviso to subsection (ii) above or the May 2, 1986 option agreement between Shamrock Holdings, Inc. and the shareholders known as the "SGS Group" or their successors) or disposing of any voting securities of the Company;

PROVIDED, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

              (d)   "Board" shall mean the board of directors of the Company.

              (e) "Bonus Plan" shall mean the Company's Management Incentive Bonus Plan, as in effect immediately prior to a Change of Control.

              (f)   "Change of Control" shall be deemed to have taken place if
(i) any Person (except the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of- the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or an Exempted Person), together with all Affiliates and Associates of such Person acting in concert as described in
Section 14(d) (2) of the Exchange Act, shall become the Beneficial Owner in the aggregate of 30% or more of the Common Stock of the Company then outstanding within the meaning of Rule 13d-3 promulgated under the Exchange Act.

              (g) "CRC-Evans Plan" shall mean the CRC-Evans Money Purchase Pension Plan, as in effect immediately prior to a Change of Control.

              (h) "Exempted Person" shall mean any of Shamrock Holdings of California, Inc., a Delaware corporation

("Shamrock"), Shamrock Holdings, Inc., a Delaware corporation ("Shamrock Holdings"), or any Affiliate or Associate of Shamrock or Shamrock Holdings. "Exempted Person" shall not include transferees from any Exempted Person except where such transferees are Affiliates or Associates of Shamrock or Shamrock Holdings.

              (i) "401(k) Plan" shall mean the Company's 401(k) Plan, as in effect immediately prior to a Change of Control.

              (j) "Normal Retirement Date" shall mean the first day of the calendar month coincident with or next following the Employee's 65th birthday.

              (k) "Person" shall mean any individual, firm, corporation, partnership or other entity.

              (l) "Stock Plan" shall mean the Company's Stock Option Plan or any successor plan thereto, as in effect immediately prior to a Change of Control.

              (m) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

              (n) "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

              (o) "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

              (p) "Termination upon a Change of Control" shall mean a Termination of Employment upon or within two years after a Change of Control either:

                    (i)   initiated by the Company for any reason other than
              (x) the Employee's continuous illness, injury or incapacity for a period of six consecutive months, (y) for "cause," which shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of his duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole, or (z) by reason of the occurrence of the Normal Retirement Date; or

                    (ii) initiated by the Employee following one or more of the following occurrences:

                         (A) a significant reduction by the Company or its Subsidiaries of the authority, duties or responsibilities of the Employee immediately prior to the Change of Control;

                         (B) any removal of the Employee from or any failure to re-elect the Employee to the officer positions with the Company and its Subsidiaries held by him immediately prior to the Change of Control, except in connection with promotions to higher office or in connection with consolidations among the Company's Subsidiaries where the Employee is elected to similar positions in the successor company or companies;

                         (C) a reduction by the Company in the Employee's Base Salary as in effect immediately prior to the Change of Control;

                         (D) revocation or any modification (except as may be required in the normal course of business in light of any requirement of or change in federal law or regulations) of the Bonus Plan, 401(k) Plan or CRC-Evans Plan, or any action taken pursuant to the terms of such plans, which materially
                    (x) reduces the opportunity to receive compensation under any of such plans of equivalent amounts received by the Employee during the two fiscal years immediately preceding the Change of Control, subject to the right of the Board to establish in a manner consistent with past practice prior to the Change of Control reasonable goals under such plans,
                    (y) reduces the compensation payable to the Employee under any of such plans but which does not effect comparable reductions in the compensation payable to the other participants in such plans, or (z) increases the compensation payable to other participants in any of such plans but which does not effect corresponding increases in the amount of compensation payable to the Employee; or

                         (E) a transfer of the Employee, without his express written consent, to a location which is outside the general metropolitan area in which his principal place of business immediately preceding the Change of Control may be located, or which is otherwise an unreasonable commuting distance from the Employee's principal residence at the date of the Change of Control.

              2. NOTICE OF TERMINATION. Any Termination upon a Change of Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 14 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice).

              3.  SEVERANCE COMPENSATION UPON TERMINATION.

              (a) Subject to the provisions of Section 10 hereof and to adjustment as provided in paragraph (b) below and Section 9(a), in the event of the Employee's Termination upon a Change of Control, the Company shall pay to the Employee, within fifteen days after the Termination Date (or as soon as possible thereafter in the event that the procedures set forth in Section 10(b) hereof cannot be completed within 15 days), an amount in cash equal to two times the sum of paragraphs (i) and (ii) below:

                      (i) The Employee's Base Salary in effect either immediately prior to the Termination of Employment or immediately prior to the Change of Control, whichever is higher; and

                      (ii) The average of the annual bonuses earned by the Employee under the Bonus Plan in the two fiscal years immediately prior to such Termination of Employment.

              (b) In the event the Employee's Normal Retirement Date would occur prior to twenty-four months after the Termination Date, the aggregate cash amount determined as set forth in (a) above shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days from the Termination Date to the Employee's Normal Retirement Date and the denominator of which shall be 730. No payments shall be due Employee in the event that the Normal Retirement Date has been reached prior to the Termination Date.

              4. OTHER PAYMENTS. Subject to the provisions of Section 10 hereof, in the event of the Employee's Termination upon a Change of Control, the Company shall:

              (a) pay to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, an amount equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control;

              (b) to the extent permitted by applicable law, continue or cause to be continued until 24 months after the Termination Date, on the cost-sharing basis (if any) in effect immediately prior to the Change of Control, medical, dental and life insurance benefits (and, at the option of the Employee, disability insurance benefits) substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control; PROVIDED, HOWEVER, that if the Employee's Normal Retirement Date would have occurred prior to 24 months after the Termination Date, the obligation of the Company to provide such benefits shall cease at the Employee's Normal Retirement Date; and PROVIDED FURTHER, HOWEVER, that the obligation of the Company to provide such benefits shall cease at such time as the Employee is employed on a full time basis by a corporation not owned or controlled by the Employee that provides the Employee, on substantially the same cost-sharing basis (if any) between the Company and the Employee in effect immediately prior to the Change of Control, with medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control;

              (c) for vesting purposes only, in the event of a Termination upon a Change of Control occurring prior to the Normal Retirement Date, credit the Employee with the lesser of (i) two additional "years of service" (as defined in the Company's 401(k) Plan) or (ii) the period of time from the Termination Date to the Normal Retirement Date under each of the Company's 401(k) Plan and CRC-Evans Plan, in addition to the years of service that would have otherwise been calculated by reference solely to the Termination Date, it being understood that benefits in respect of the two additional years of service shall be paid to the Employee under the Company's 401(k) Plan or CRC-Evans Plan, and that the Company shall, to the extent necessary to provide the Employee the additional benefits intended hereby, amend the 401(k) Plan or CRC-Evans Plan or pay such additional benefits outside the plan as may be necessary; and

              (d) permit the Employee to continue the use of his Company car, if any, without any cost for a period of six months thereafter.
Thereafter, the Employee shall return the car to the Company unless, in the case of a car owned by the Company, the Employee elects to purchase the car from the Company at the net book value thereof at the date of the purchase or, in the case of a car leased by the Company, the Employee pays the Company, as such amounts become due and payable, all rental payments charged to the Company for the use of such car for the remainder of the lease therefore.

              5. VESTING AND ACCELERATION OF CERTAIN BENEFITS. In the event of a Termination upon a Change of Control, and subject to the provisions of
Section 10 hereof, all restrictions remaining on the Termination Date on the restricted shares, if any, received by the Employee, pursuant to the Stock Plan shall lapse, and said shares shall thereupon be owned by the Employee free and clear of all restrictions of any nature whatsoever, except those, if any, under applicable federal and state securities laws.

              6.   ENFORCEMENT.

              (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3, 4 and 5 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3, 4 or 5, as appropriate, until paid to the Employee, at the rate from time to time announced by Wells Fargo Bank, N.A. as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

              (b) It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

              7. NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise.

              8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company or any of its Subsidiaries or Affiliates and for which the Employee may qualify.

              9.   COORDINATION OF BENEFITS; NO SET-OFF; TAXES.

              (a) The severance plan or policy, if any, applicable to employees of Enterra or the Subsidiary which employs the Employee, and any other severance payments required by applicable statutes or provided under government programs may provide compensation and benefits to Employee upon events which also constitute a Termination upon a Change of Control as defined in this Agreement. In such event, Employee shall be entitled only to the largest cash compensation provided for under any of such agreements, plans, policies, statutes or programs and the maximum benefit continuance provided for under any of such agreements, plans, policies, statues or programs, and the payments referred to in Section 3 hereof shall be reduced to the extent necessary to effect such coordination of benefits.

              (b) Except as specifically set forth in (a) above, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

              (c) Employee alone, and not the Company or any Subsidiary, shall be responsible for the payment of all federal, state and local taxes in respect of the payments to be made and benefits to be provided under this Agreement.

              10.  CERTAIN REDUCTION OF PAYMENTS.

              (a) Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined as set forth herein that any payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and that it would be economically advantageous to the Company to reduce the Payment to avoid or reduce the taxation of excess parachute payments under Section 4999 of the Code, the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to the taxation under Section 4999 of the Code. For purposes of this Section 10, present value shall be determined in accordance with Section 280G(d) (4) of the Code.

              (b) All determinations to be made under this Section 10 shall be made by Peat Marwick Main & Co., or the Company's independent public accountant immediately prior to the Change of Control if other than Peat Marwick Main & Co. (the "Accounting Firm"), which firm shall use its best efforts to provide its determinations and any supporting calculations both to the Company and the Employee within 10 days of the Termination Date. Any such determination by the Accounting Firm shall be binding upon the Company and the Employee. The Company shall in its sole discretion determine which and how much of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 10. Within five days after the Company's determination, the Company shall pay (or cause to be paid) or distribute (or cause to be distributed) to or for the benefit of the Employee such amounts as are then due to the Employee under this Agreement.

              (c)  As a result of the uncertainty in the application of
Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments, as the case may be, will have been made by the Company which should not have been made

("Overpayment") or that additional Agreement Payments which have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the Termination of Employment, the Accounting Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Accounting Firm determines that an overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code (the "Federal Rate"); PROVIDED, HOWEVER, that no amount shall be payable by the Employee to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the Federal Rate.

              (d) All of the fees and expenses of the Accounting Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses of any nature resulting from or relating to its determinations pursuant to subsections (b) and (c) above, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

              11.  SETTLEMENT OF ALL DISPUTES.

              (a) Any dispute, controversy or claim arising out of or relating to any provision of this Agreement or the Employee's Termination upon a Change of Control shall be-settled by arbitration in the City of Houston, Texas, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, two of whom shall be selected by the Company and the Employee, respectively, and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotations System. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The fees of the American Arbitration Association and the arbitrators and any expenses relating to the conduct of the arbitration shall be paid by the Company.

              (b) The party or parties challenging the right of the Employee to the benefits of this Agreement shall in all circumstances have the burden of proof.

              12. TERM OF AGREEMENT. This Agreement shall commence as of the date first written above and shall continue in effect until the earlier of
(i) the date upon which the Employee ceases to be in the employ of the Company or any Subsidiary thereof for any reason other than a Termination Upon a Change of Control, or (ii) 24 months after a Change of Control has occurred, PROVIDED, HOWEVER, that all of the obligations of the parties hereunder arising after a Change of Control shall continue in effect until such obligations are satisfied or have expired.

              13. SUCCESSOR COMPANY. The Company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to acknowledge expressly that this Agreement is binding upon and enforceable against the Company in accordance with the terms hereof, and to become jointly and severally obligated with the Company to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or successions had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement. As used in this Agreement, the Company shall mean the Company as hereinbefore defined and any such successor or successors to its business and/or assets, jointly and severally.

              14. NOTICE. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service, as follows:

              If to the Company, to:

              Enterra Corporation
              2707 North Loop West
              Suite 1050
              Houston, TX 77008

              Attention:  The Chairman

              With a required copy to:

              Morgan, Lewis & Bockius
              2000 One Logan Square
              Philadelphia, PA 19103
              Attention:  David R. King, Esq.

              If to the Employee, to:

              J. Joseph Percle
              c/o Enterra Oil Field Services, Ltd.
              P. O. Box 2357
              Defense Roundabout #109
              Rashid Building
              Dubai, U.A.E.

or to such other names or address as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this section. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, five days after deposit, postage prepaid, with the U.S. Postal Service in the case of registered or certified mail, or on the next business day in the case of overnight express courier service.

              15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS.

              16.  CONTENTS OF AGREEMENT, AMENDMENT AND ASSIGNMENT.

              (a) This Agreement supersedes all prior agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the Employee and approved by the board and executed on the Company's behalf by a duly authorized officer. The provisions of this Agreement may provide for payments to the Employee under certain compensation or bonus plans (including without limitation the Stock Plan, the Bonus Plan, the 401(k) Plan and the CRC-Evans Plan) under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this

Agreement without further action by the Company or the Board.

              (b) Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of the Company or any of its Subsidiaries.

              (c) The Employee acknowledges that from time to time, the Company and its subsidiaries may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of the Company or its Subsidiaries may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of the Company or its Subsidiaries (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

              (d) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

              17. SEVERABILITY. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

              18. REMEDIES CUMULATIVE - NO WAIVER. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including without limitation any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination upon a Change of Control pursuant to Section 1(p)(ii) of this Agreement.

              19. MISCELLANEOUS. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

              IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.


Attest:                                   ENTERRA CORPORATION


/s/ M. Gay Mather                         By: /s/ Steven C. Grant
------------------------------            ---------------------------------
Secretary                                 Steven C. Grant
                                          Sr. Vice President and
                                            Chief Financial Officer



/s/ Steven W. Krablin                     /s/ J. Joseph Percle
------------------------------            -------------------------------------
Witness                                   Joseph Percle

                              SEVERANCE AGREEMENT



            Agreement made as of April 1, 1993 between Pipeline Induction Heat Limited (the "Company") and Michael Peter Smith (the "Employee").

            WHEREAS, the Employee is presently employed by the Company as its Managing Director;

            WHEREAS, the Company considers it essential to foster the employment of well qualified key management personnel for the Company and, in this regard, the directors of the Company recognize that, as is the case with many publicly held corporations, the possibility of a change in control of Enterra Corporation ("Enterra"), the parent of the Company, may exist and that such possibility, and the uncertainty and questions which it may raise among management of the Company, may result in the departure or distraction of key management personnel to the detriment of the Company;

            WHEREAS, the directors of the Company, with the concurrence of Enterra, have determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of Enterra or the Company, although no such change is now contemplated; and

            WHEREAS, in order to induce the Employee to remain in the employ of the Company, the Company agrees that the Employee shall receive the compensation and benefits set forth in this Agreement in the event his employment with the Company is terminated subsequent to a "Change of Control" (as defined in Section 1 hereof) of Enterra or the Company as a cushion against the financial and career impact on the Employee of any such Change of Control;

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

            l. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

            (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (b) "Base Salary" shall mean the total cash remuneration earned by the Employee on an annualized basis in all capacities with the Company and its Subsidiaries, if any, but exclusive of any cash payments made to him under the Company's Bonus Plan, if any, or under any type of deferred compensation or retirement plan;

            (c) A Person shall be deemed the "Beneficial Owner" of any securities:

                (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

                (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on
            Schedule 13D under the Exchange Act (or any comparable or successor report); or

                (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any voting securities of Enterra;

PROVIDED, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

            (d) "Bonus Plan" shall mean any Company or Enterra bonus plan in which the Employee participates, as in effect immediately prior to a Change of Control.

            (e) "Change of Control" shall be deemed to have taken place if (i) any Person (except Enterra, any Subsidiary of Enterra, any employee benefit plan of Enterra or of any Subsidiary of Enterra, or any Person or entity organized, appointed or established by Enterra for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person acting in concert as described in Section 14(d)(2) of the Exchange Act, shall become the Beneficial Owner in the aggregate of 30% or more of the Common Stock of Enterra then outstanding within the meaning of Rule 13d-3 promulgated under the Exchange Act, or (ii) the Company ceases to be controlled, directly or indirectly, by Enterra, or if it sells all or substantially all of its assets to a company not so controlled by Enterra.

            (f) "Normal Retirement Date" shall mean the first day of the calendar month coincident with or next following the Employee's 65th birthday.

            (g) "Person" shall mean any individual, firm, corporation, partnership or other entity.

            (h) "Stock Plan" shall mean Enterra's Stock Option Plan or any successor plan thereto, as in effect immediately prior to a Change of Control.

            (i) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

            (j) "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

            (k) "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

            (l) "Termination upon a Change of Control" shall mean a Termination of Employment upon or within two years after a Change of Control either:

                  (i) initiated by the Company or Enterra for any reason other than (x) the Employee's continuous illness, injury or incapacity for a period of six consecutive months, (y) for "cause," which shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of his duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or (z) by reason of the occurrence of the Normal Retirement Date; or

                  (ii) initiated by the Employee following one or more of the following occurrences:

                         (A) a significant reduction by the Company or its Subsidiaries, if any, of the authority, duties or responsibilities of the Employee immediately prior to the Change of Control;

                         (B) any removal of the Employee from or any failure to re-elect the Employee to the officer positions with the Company and its Subsidiaries, if any, held by him immediately prior to the Change of Control, except in connection with promotions to higher office or in connection with consolidations among the Company's Subsidiaries where the Employee is elected to similar positions in the successor company or companies;

                         (C) a reduction by the Company in the Employee's Base Salary as in effect immediately prior to the Change of Control;

                         (D) any revocation or material modification (except as may be required in the normal course of business in light of any requirement of or change in applicable law or regulations) of any Bonus Plan or deferred compensation or retirement plan, or any action taken pursuant to the terms of any of such plans, which materially
                  (x) reduces the opportunity to receive compensation under any of such plans of amounts equivalent to those received by the Employee during the two fiscal years immediately preceding the Change of Control, subject to the right of the directors of the Company or of Enterra to establish in a manner consistent with past practice prior to the Change of Control reasonable goals under such plans, (y) reduces the compensation payable to the Employee under any of such plans but which does not effect comparable reductions in the compensation payable to the other participants in such plans, or (z) increases the compensation payable to other participants in any of such plans but which does not effect corresponding increases in the amount of compensation payable to the Employee; or

                         (E) a transfer of the Employee, without his express written consent, to a location which is outside the general metropolitan area in which his principal place of business immediately preceding the Change of Control may be located, or which is otherwise an unreasonable commuting distance from the Employee's principal residence at the date of the Change of Control.

            2.  NOTICE OF TERMINATION.  Any Termination upon a Change of
Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 12 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice).

            3.    SEVERANCE COMPENSATION UPON TERMINATION.

            (a)   Subject to the adjustments provided in paragraph (b) below and
Section 9(a) hereof, in the event of the Employee's Termination upon a Change of Control, the Company shall pay to the Employee, within 15 days after the Termination Date, an amount in cash equal to two times the sum of paragraphs (i) and (ii) below:

                  (i) the Employee's Base Salary in effect either immediately prior to the Termination of Employment or immediately prior to the Change of Control, whichever is higher; and

                  (ii) the average of the annual bonuses earned by the Employee under any Bonus Plan in the two fiscal years immediately prior to such Termination of Employment.

            (b) In the event the Employee's Normal Retirement Date would occur prior to 24 months after the Termination Date, the aggregate cash amount determined as set forth in (a) above shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days from the Termination Date to the Employee's Normal Retirement Date and the denominator of which shall be 730. No payments shall be due Employee in the event that the Normal Retirement Date has been reached prior to the Termination Date.

            4. OTHER PAYMENTS. In the event of the Employee's Termination upon a Change of Control, the Company shall also:

            (a) pay to the Employee within 15 days after the Termination Date, unless the Employee has exercised such options and rights, an amount equal to the excess, if any, of the aggregate fair market value of the shares of Enterra's Common Stock subject to all stock options and stock appreciation rights outstanding arid unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. Upon such payment, the options or rights shall terminate. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of Enterra's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), and (z) in respect of a Change of Control under

Section 1(e) (i) hereof, the highest per share price of Enterra's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of Enterra has given rise to a Change of Control;

            (b) to the extent permitted by applicable law, continue or cause to be continued until 24 months after the Termination Date, on the cost-sharing basis (if any) in effect immediately prior to the Change of Control, medical, dental and life insurance benefits (and, at the option of the Employee, disability insurance benefits) substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control; PROVIDED, HOWEVER, that if the Employee's Normal Retirement Date would have occurred prior to 24 months after the Termination Date, the obligation of the Company to provide such benefits shall cease at the Employee's Normal Retirement Date; and PROVIDED FURTHER, HOWEVER, that the obligation of the Company to provide such benefits shall cease at such time as the Employee is employed on a full time basis by a corporation not owned or controlled by the Employee that provides the Employee, on substantially the same cost-sharing basis (if any) between the Company and the Employee in effect immediately prior to the Change of Control, with medical, dental life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control; and

            (c) permit the Employee to receive any car allowance or continue the use of his Company car, if any, without any cost for a period of six months thereafter. Thereafter, the Employee shall return the car to the Company unless, in the case of a car owned by the Company, the Employee elects to purchase the car from the Company at the net book value thereof at the date of the purchase or, in the case of a car leased by the Company, the Employee pays the Company, as such amounts become due and payable, all rental payments charged to the Company for the use of such car for the remainder of the lease therefor.

            5. VESTING AND ACCELERATION OF CERTAIN BENEFITS. In the event of a Termination upon a Change of Control, all restrictions remaining on the Termination Date on the restricted shares, if any, received by the Employee pursuant to the Stock Plan shall lapse, and said shares shall thereupon be owned by the Employee free and clear of all restrictions of any nature whatsoever, except those, if any, under applicable U.S. federal and state securities laws.

            6.    ENFORCEMENT.

            (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3, 4 and 5 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3, 4 or 5, as appropriate, until paid to the Employee, at the rate from time to time announced by Wells Fargo Bank, N.A. as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

            (b) It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

            7. NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise.

            8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by Enterra, the Company or any of the Company's Subsidiaries or Affiliates and for which the Employee may qualify.

            9.    COORDINATION OF BENEFITS; NO SET-OFF; TAXES.

            (a) The severance plan or policy, if any, applicable to employees of the Company or any Subsidiary which employs the Employee, and any other severance payments required by employment contracts or statutes or provided under government programs may provide compensation and benefits to the Employee upon events which also constitute a Termination upon a Change of Control as defined in this Agreement. In such event, Employee shall be entitled only to the largest cash compensation provided for under any of such agreements, plans, policies, statutes or programs and the maximum benefit continuance provided for under any of such agreements, plans, policies, statues or programs, and the payments referred to in Section 3 hereof shall be reduced to the extent necessary to effect such coordination of benefits.

            (b) Except as specifically set forth in (a) above, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

            (c) Employee alone, and not Enterra, the Company or any Subsidiary, shall be responsible for the payment of all taxes in respect of the payments to be made and benefits to be provided under this Agreement.

            10.   SETTLEMENT OF ALL DISPUTES.

            (a) Any dispute, controversy or claim arising out of or relating to any provision of this Agreement or the Employee's Termination upon a Change of Control shall be settled by arbitration in the City of Houston, Texas, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, one of whom shall be selected by the Company, one of whom shall be selected by the Employee and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotations System. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The fees of the American Arbitration Association and the arbitrators and any expenses relating to the conduct of the arbitration shall be paid by the Company.

            (b) The party or parties challenging the right of the Employee to the benefits of this Agreement shall in all circumstances have the burden of proof.

            11. TERM OF AGREEMENT. This Agreement shall commence as of the date first written above and shall continue in effect until the earlier of (i) March 31, 1998 or such earlier date upon which the Employee ceases to be in the employ of the Company or any Subsidiary thereof for any reason other than a Termination Upon a Change of Control, or (ii) 24 months after a Change of Control has occurred, PROVIDED, HOWEVER, that all of the obligations of the parties hereunder arising after a Change of Control shall continue in effect until such obligations are satisfied or have expired.

            12. NOTICES. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and may be delivered personally or mailed by overnight express courier service, as follows:

            If to the Company, to:

            Enterra Corporation
            2707 North Loop West
            Suite 1050
            Houston, TX 77008
            USA
            Attention:    The Chairman


            With a required copy to:

            Morgan, Lewis & Bockius
            2000 One Logan Square
            Philadelphia, PA 19103
            USA
            Attention:    David R. King, Esq.


            If to the Employee, to:

            Michael Peter Smith
            Tudor House
            Forest Lane
            Carr Hall Road
            Barrowford Nr. Nelson
            Lancashire BB9 5QL
            England

or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, on the next business day in the case of overnight express courier service or when actually received if sent in any other fashion.

            13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF

DELAWARE, UNITED STATES OF AMERICA, WITHOUT GIVING EFFECT TO
SUCH STATE'S CONFLICT OF LAWS PROVISIONS.

            14.   CONTENTS OF AGREEMENT, AMENDMENT AND ASSIGNMENT.

            (a) This Agreement supersedes all prior agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by (i) the Employee and (ii) after approval by the directors of the Company and, in writing, by the chief executive officer of Enterra, by a duly authorized director of the Company other than the Employee. The provisions of this Agreement may provide for payments to the Employee under certain compensation, bonus or stock option plans under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this Agreement without further action by the Company or Enterra.

            (b) Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of Enterra, the Company or any Subsidiary of either.

            (c) The Employee acknowledges that from time to time, Enterra, the Company and their Subsidiaries may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives thereof may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of Enterra, the Company or any Subsidiary of either (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

            (d) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

            15. SEVERABILITY. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

            16. REMEDIES CUMULATIVE - NO WAIVER. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including without limitation any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination upon a Change of Control pursuant to Section 1(l)(ii) of this Agreement.

            17. MISCELLANEOUS. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which shall be an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.


            IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.



The COMMON SEAL of            )
PIPELINE INDUCTION HEAT       )
LIMITED was hereunto          )
affixed in the presence       )
of:-                          )


/s/ Charles Evans
Director



Secretary



SIGNED SEALED and DELIVERED         )
by the said MICHAEL PETER           )/s/ M. Smith
SMITH in the presence of:-          )

/s/ P. L. Morgan

                              SEVERANCE AGREEMENT



            Agreement made as of February 21, 1991 between Enterra Corporation, a Delaware corporation (the "Company"), and Michael L. Stansberry (the "Employee").

            WHEREAS, the Employee is presently employed by Oil Field Rental Service Company, a "Subsidiary" (as defined in Section 1 hereof), as its President;

            WHEREAS, the Company considers it essential to foster the employment of well qualified key management personnel for the Company and its Subsidiaries, and, in this regard, the board of directors of the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company;

            WHEREAS, the board of directors of the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company and its Subsidiaries to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company, although no such change is now contemplated; and

            WHEREAS, in order to induce the Employee to remain in the employ of the Subsidiary, the Company agrees that the Employee shall receive the compensation and benefits set forth in this Agreement in the event his employment with the Company is terminated subsequent to a "Change of Control" (as defined in Section 1 hereof) of the Company as a cushion against the financial and career impact on the Employee of any such Change of Control;

            NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

            1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

            (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            (b) "Base Salary" shall mean the total cash remuneration earned by the Employee on an annualized basis in all capacities with the company and its Subsidiaries, including any compensation the payment of which has been deferred pursuant to a salary reduction or deferral plan (including a 401(k) plan, other than company matching contributions) or agreement, but exclusive of any cash payments made to him under the company's Bonus Plan, or any contributions made for his benefit to the Company's 401(k) Plan or CRC-Evans Plan.

            (c) A Person shall be deemed the "Beneficial Owner" of any securities:

                  (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

                  (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (a) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (b) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                  (iii) that are beneficially owned, directly Or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except, pursuant to a revocable proxy as described in the proviso to subsection (ii) above or the May 2, 1986 option agreement between Shamrock Holdings, Inc. and the shareholders known as the "SGS Group" or their successors) or disposing of any voting securities of the Company;

PROVIDED, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

            (d)   "Board" shall mean the board of directors of the Company.

            (e) "Bonus Plan" shall mean the Company's Management Incentive Bonus Plan, as in effect immediately prior to a Change of Control.

            (f) "Change of control" shall be deemed to have taken place if (i) any Person (except the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or an Exempted Person), together with all Affiliates and Associates of such Person acting in concert as described in
Section 14(d) (2) of the Exchange Act, shall become the Beneficial Owner in the aggregate of 30% or more of the Common Stock of the Company then outstanding within the meaning of Rule 13d-3 promulgated under the Exchange Act.

            (g) "CRC-Evans Plan" shall mean the CRC-Evans Money Purchase Pension Plan, as in effect immediately prior to a Change of Control.

            (h)   "Exempted Person" shall mean any of Shamrock
Holdings of California, Inc., a Delaware corporation

("Shamrock"), Shamrock Holdings, Inc., a Delaware corporation ("Shamrock Holdings"), or any Affiliate or Associate of Shamrock or Shamrock Holdings. "Exempted Person" shall not include transferees from any Exempted Person except where such transferees are Affiliates or Associates of Shamrock or Shamrock Holdings.

            (i) "401(k) Plan" shall mean the Company's 401(k) Plan, as in effect immediately prior to a Change of Control.

            (j) "Normal Retirement Date" shall mean the first day of the calendar month coincident with or next following the Employee's 65th birthday.

            (k) "Person" shall mean any individual, firm, corporation, partnership or other entity.

            (l) "Stock Plan" shall mean the Company's Stock Option Plan or any successor plan thereto, as in effect immediately prior to a Change of Control.

            (m) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

            (n) "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

            (o) "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

            (p) "Termination upon a Change of Control" shall mean a Termination of Employment upon or within two years after a Change of Control either:

                  (i) initiated by the Company for any reason other than (x) the Employee's continuous illness, injury or incapacity for a period of six consecutive months, (y) for "cause," which shall mean misappropriation of funds, habitual insobriety, substance abuse, conviction of a crime involving moral turpitude, or gross negligence in the performance of his duties, which gross negligence has had a material adverse effect on the business, operations, assets, properties or financial condition of the Company and its Subsidiaries taken as a whole, or (z) by reason of the occurrence of the Normal Retirement Date; or

               (ii) initiated by the Employee following one or more of the following occurrences:

                    (A) a significant reduction by the Company or its Subsidiaries of the authority, duties or responsibilities of the Employee immediately prior to the Change of Control;

                    (B) any removal of the Employee from or any failure to re-elect the Employee to the officer positions with the Company and its Subsidiaries held by him immediately prior to the Change of Control, except in connection with promotions to higher office or in connection with consolidations among the Company's Subsidiaries where the Employee is elected to similar positions in the successor company or companies;

                    (C) a reduction by the Company in the Employee's Base Salary as in effect immediately prior to the Change of Control;

                    (D) revocation or any modification (except as may be required in the normal course of business in light of any requirement of or change in federal law or regulations) of the Bonus Plan, 401(k) Plan or CRC-Evans Plan, or any action taken pursuant to the terms of such plans, which materially (x) reduces the opportunity to receive compensation under any of such plans of equivalent amounts received by the Employee during the two fiscal years immediately preceding the Change of Control, subject to the right of the Board to establish in a manner consistent with past practice prior to the Change of Control reasonable goals under such plans, (y) reduces the compensation payable to the Employee under any of such plans but which does not effect comparable reductions in the compensation payable to the other participants in such plans, or (z) increases the compensation payable to other participants in any of such plans but which does not effect corresponding increases in the amount of compensation payable to the Employee; or

                    (E) a transfer of the Employee, without his express written consent, to a location which is outside the general metropolitan area in which his principal place of business immediately preceding the Change of Control may be located, or which is otherwise an unreasonable commuting distance from the Employee's principal residence at the date of the Change of Control.

            2. NOTICE OF TERMINATION. Any Termination upon a Change of Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 14 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice).

            3.   SEVERANCE COMPENSATION UPON TERMINATION.

            (a) Subject to the provisions of Section 10 hereof and to adjustment as provided in paragraph (b) below and Section 9(a), in the event of the Employee's Termination upon a Change of Control, the Company shall pay to the Employee, within fifteen days after the Termination Date (or as soon as possible thereafter in the event that the procedures set forth in Section 10(b) hereof cannot be completed within 15 days), an amount in cash equal to two times the sum of paragraphs (i) and (ii) below:

                 (i) The Employee's Base Salary in effect either immediately prior to the Termination of Employment or immediately prior to the Change of Control, whichever is higher; and

                 (ii) The average of the annual bonuses earned by the Employee under the Bonus Plan in the two fiscal years immediately prior to such Termination of Employment.

            (b) In the event the Employee's Normal Retirement Date would occur prior to twenty-four months after the Termination Date, the aggregate cash amount determined as set forth in (a) above shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days from the Termination Date to the Employee's Normal Retirement Date and the denominator of which shall be 730. No payments shall be due Employee in the event that the Normal Retirement Date has been reached prior to the Termination Date.

            4. OTHER PAYMENTS. Subject to the provisions of Section 10 hereof, in the event of the Employee's Termination upon a Change of Control, the Company shall:

            (a) pay to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, an amount equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control;

            (b) to the extent permitted by applicable law, continue or cause to be continued until 24 months after the Termination Date, on the cost-sharing basis (if any) in effect immediately prior to the Change of Control, medical, dental and life insurance benefits (and, at the option of the Employee, disability insurance benefits) substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control; PROVIDED, HOWEVER, that if the Employee's Normal Retirement Date would have occurred prior to 24 months after the Termination Date, the obligation of the Company to provide such benefits shall cease at the Employee's Normal Retirement Date; and PROVIDED FURTHER, HOWEVER, that the obligation of the Company to provide such benefits shall cease at such time as the Employee is employed on a full time basis by a corporation not owned or controlled by the Employee that provides the Employee, on substantially the same cost-sharing basis (if any) between the Company and the Employee in effect immediately prior to the Change of Control, with medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control;

            (c) for vesting purposes only, in the event of a Termination upon a Change of Control occurring prior to the Normal Retirement Date, credit the Employee with the lesser of (i) two additional "years of service" (as defined in the Company's 401(k) Plan) or (ii) the period of time from the Termination Date to the Normal Retirement Date under each of the Company's 401(k) Plan and CRC-Evans Plan, in addition to the years of service that would have otherwise been calculated by reference solely to the Termination Date, it being understood that benefits in respect of the two additional years of service shall be paid to the Employee under the Company's 401(k) Plan or CRC-Evans Plan, and that the Company shall, to the extent necessary to provide the Employee the additional benefits intended hereby, amend the 401(k) Plan or CRC-Evans Plan or pay such additional benefits outside the plan as may be necessary; and

            (d) permit the Employee to continue the use of his Company car, if any, without any cost for a period of six months thereafter. Thereafter, the Employee shall return the car to the Company unless, in the case of a car owned by the Company, the Employee elects to purchase the car from the Company at the net book value thereof at the date of the purchase or, in the case of a car leased by the Company, the Employee pays the Company, as such amounts become due and payable, all rental payments charged to the Company for the use of such car for the remainder of the lease therefore.

            5. VESTING AND ACCELERATION OF CERTAIN BENEFITS. In the event of a Termination upon a Change of Control, and subject to the provisions of
Section 10 hereof, all restrictions remaining on the Termination Date on the restricted shares, if any, received by the Employee, pursuant to the Stock Plan shall lapse, and said shares shall thereupon be owned by the Employee free and clear of all restrictions of any nature whatsoever, except those, if any, under applicable federal and state securities laws.

            6.   ENFORCEMENT.

            (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3, 4 and 5 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3, 4 or 5, as appropriate, until paid to the Employee, at the rate from time to time announced by Wells Fargo Bank, N.A. as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

            (b) It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

            7. NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise.

            8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company or any of its Subsidiaries or Affiliates and for which the Employee may qualify.

            9.   COORDINATION OF BENEFITS; NO SET-OFF; TAXES.

            (a) The severance plan or policy, if any, applicable to employees of Enterra or the Subsidiary which employs the Employee, and any other severance payments required by applicable statutes or provided under government programs may provide compensation and benefits to Employee upon events which also constitute a Termination upon a Change of Control as defined in this Agreement. In such event, Employee shall be entitled only to the largest cash compensation provided for under any of such agreements, plans, policies, statutes or programs and the maximum benefit continuance provided for under any of such agreements, plans, policies, statues or programs, and the payments referred to in Section 3 hereof shall be reduced to the extent necessary to effect such coordination of benefits.

            (b) Except as specifically set forth in (a) above, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

            (c) Employee alone, and not the Company or any Subsidiary, shall be responsible for the payment of all federal, state and local taxes in respect of the payments to be made and benefits to be provided under this Agreement.

            10.  CERTAIN REDUCTION OF PAYMENTS.

            (a) Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined as set forth herein that any payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 28OG of the Internal Revenue Code of 1986, as amended (the "Code"), and that it would be economically advantageous to the Company to reduce the Payment to avoid or reduce the taxation of excess parachute payments under Section 4999 of the Code, the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to the taxation under Section 4999 of the Code. For purposes of this Section 10, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

            (b) All determinations to be made under this Section 10 shall be made by Peat Marwick Main & Co., or the Company's independent public accountant immediately prior to the Change of Control if other than Peat Marwick Main & Co. (the "Accounting Firm"), which firm shall use its best efforts to provide its determinations and any supporting calculations both to the Company and the Employee within 10 days of the Termination Date. Any such determination by the Accounting Firm shall be binding upon the Company and the Employee. The Company shall in its sole discretion determine which and how much of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this
Section 10. Within five days after the Company's determination, the Company shall pay (or cause to be paid) or distribute (or cause to be distributed) to or for the benefit of the Employee such amounts as are then due to the Employee under this Agreement.

            (c) As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments, as the case may be, will have been made by the Company which should not have been made

("Overpayment") or that additional Agreement Payments which have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the Termination of Employment, the Accounting Firm shall review the determination made by it pursuant to the preceding paragraph. In the event that the Accounting Firm determines that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code (the "Federal Rate"); PROVIDED, HOWEVER, that no amount shall be payable by the Employee to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the Federal Rate.

            (d) All of the fees and expenses of the Accounting Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses of any nature resulting from or relating to its determinations pursuant to subsections (b) and (c) above, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

            Il.  SETTLEMENT OF ALL DISPUTES.

            (a) Any dispute, controversy or claim arising out of or relating to any provision of this Agreement or the Employee's Termination upon a Change of Control shall be settled by arbitration in the City of Houston, Texas, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, two of whom shall be selected by the Company and the Employee, respectively, and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotations System. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The fees of the American Arbitration Association and the arbitrators and any expenses relating to the conduct of the arbitration shall be paid by the Company.

            (b) The party or parties challenging the right of the Employee to the benefits of this Agreement shall in all circumstances have the burden of proof.

            12. TERM OF AGREEMENT. This Agreement shall commence as of the date first written above and shall continue in effect until the earlier of (i) the date upon which the Employee ceases to be in the employ of the Company or any Subsidiary thereof for any reason other than a Termination Upon a Change of Control, or (ii) 24 months after a Change of Control has occurred, PROVIDED, HOWEVER, that all of the obligations of the parties hereunder arising after a Change of Control shall continue in effect until such obligations are satisfied or have expired.

            13. SUCCESSOR COMPANY. The company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to acknowledge expressly that this Agreement is binding upon and enforceable against the Company in accordance with the terms hereof, and to become jointly and severally obligated with the Company to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or successions had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement. As used in this Agreement, the Company shall mean the Company as hereinbefore defined and any such successor or successors to its business and/or assets, jointly and severally.

            14. NOTICE. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service, as follows:

            If to the Company, to:

            Enterra Corporation
            2707 North Loop West
            Suite 1050
            Houston, TX  77008

            Attention:  The Chairman

            With a required copy to:

            Morgan, Lewis & Bockius
            2000 One Logan Square
            Philadelphia, PA  19103
            Attention:  David R. King, Esq.

            If to the Employee, to:

            Michael L. Stansberry
            c/o Oil Field Rental Service Company
            P.  O. Box 1331
            Houston, TX 77251-1331

or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, five days after deposit, postage prepaid, with the U.S. Postal service in the case of registered or certified mail, or on the next business day in the case of overnight express courier service.

            15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS.

            16.  CONTENTS OF AGREEMENT, AMENDMENT AND ASSIGNMENT.

            (a) This Agreement supersedes all prior agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the Employee and approved by the board and executed on the Company's behalf by a duly authorized officer. The provisions of this Agreement may provide for payments to the Employee under certain compensation or bonus plans (including without limitation the Stock Plan, the Bonus Plan, the 401(k) Plan and the CRC-Evans Plan) under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this

Agreement without further action by the Company or the Board.

            (b) Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of the Company or any of its Subsidiaries.

            (c) The Employee acknowledges that from time to time, the Company and its subsidiaries may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of the Company or its Subsidiaries may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of the Company or its Subsidiaries (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

            (d) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

            17. SEVERABILITY. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

            18. REMEDIES CUMULATIVE - NO WAIVER. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including without limitation any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination upon a Change of Control pursuant to Section 1(p)(ii) of this Agreement.

            19. MISCELLANEOUS. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

            IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.


Attest:                             ENTERRA CORPORATION



/s/ M. Gay Mather                   By: /s/ Steven C. Grant
------------------------------      ---------------------------------------
Secretary                           Steven C. Grant
                                    Sr. Vice President and
                                      Chief Financial Officer



/s/ Steven W. Krablin                 /s/ Michael L. Stansberry
------------------------------        -------------------------------------
Witness                               Michael L. Stansberry

                               SEVERANCE AGREEMENT


          Agreement made as of March 5, 1991 between Enterra Corporation, a Delaware corporation (the "Company"), and D. Dale Wood (the "Employee").

          WHEREAS, the Employee has previously been employed by CRC-Evans Pipeline International, Inc., a "Subsidiary" (as defined in Section 1 hereof); and

          WHEREAS, on the date of this Agreement the Employee shall become employed by the Company as its President and Chief Executive Officer;

          WHEREAS, the Company considers it essential to foster the employment of well qualified key management personnel for the Company and its Subsidiaries, and, in this regard, the board of directors of the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control of the Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Company;

          WHEREAS, the board of directors of the Company has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key members of the management of the Company and its Subsidiaries to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a change in control of the Company, although no such change is now contemplated; and

          WHEREAS, in order to induce the Employee to remain in the employ of the Company, the Company agrees that the Employee shall receive the compensation and benefits set forth in this Agreement in the event his employment with the Company is terminated subsequent to a "Change of Control" (as defined in Section 1 hereof) of the Company as a cushion against the financial and career impact on the Employee of any such Change of Control;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

          1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings specified in this Section unless the context clearly otherwise requires:

          (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) "Base Salary" shall mean the total cash remuneration earned by the Employee on an annualized basis in all capacities with the Company and its Subsidiaries, including any compensation the payment of which has been deferred pursuant to a salary reduction or deferral plan (including a 401(k) plan, other than company matching contributions) or agreement, but exclusive of any cash payments made to him under the Company's Bonus Plan, or any contributions made for his benefit to the Company's 401(k) Plan or CRC-Evans Plan.

          (c) A Person shall be deemed the "Beneficial Owner" of any securities:

               (i) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

               (ii) that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including without limitation pursuant to any agreement, arrangement or understanding, whether or not in writing; PROVIDED, HOWEVER, that a Person shall not be deemed the "Beneficial Owner" of any security under this subsection (ii) as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except, pursuant to a revocable proxy as described in the proviso to subsection (ii) above) or disposing of any voting securities of the Company;

PROVIDED, HOWEVER, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

          (d)  "Board" shall mean the board of directors of the Company.

          (e) "Bonus Plan" shall mean the Company's Management Incentive Bonus Plan, as in effect immediately prior to a Change of Control.

          (f) "Change of Control" shall be deemed to have taken place if (i) any Person (except the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or an Exempted Person), together with all Affiliates and Associates of such Person acting in concert as described in
Section 14(d) (2) of the Exchange Act, shall become the Beneficial Owner in the aggregate of 30% or more of the Common Stock of the Company then outstanding within the meaning of Rule 13d-3 promulgated under the Exchange Act.

          (g) "CRC-Evans Plan" shall mean the CRC-Evans Money Purchase Pension Plan, as in effect immediately prior to a Change of Control.

          (h) "Exempted Person" shall mean any of Shamrock Holdings of California, Inc., a Delaware corporation

("Shamrock"), Shamrock Holdings, Inc., a Delaware corporation ("Shamrock Holdings"), or any Affiliate or Associate of Shamrock or Shamrock Holdings. "Exempted Person" shall not include transferees from any Exempted Person except where such transferees are Affiliates or Associates of Shamrock or Shamrock Holdings.

          (i) "401(k) Plan" shall mean the Company's 401(k) Plan, as in effect immediately prior to a Change of Control.

          (j) "Normal Retirement Date" shall mean the first day of the calendar month coincident with or next following the Employee's 65th birthday.

          (k) "Person" shall mean any individual, firm, corporation, partnership or other entity.

          (l) "Stock Plan" shall mean the Company's Stock Option Plan or any successor plan thereto, as in effect immediately prior to a Change of Control.

          (m) "Subsidiary" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          (n) "Termination Date" shall mean the date of receipt of the Notice of Termination described in Section 2 hereof or any later date specified therein, as the case may be.

          (o) "Termination of Employment" shall mean the termination of the Employee's actual employment relationship with the Company.

          (p) "Termination upon a Change of Control" shall mean a Termination of Employment upon or within two years after a Change of Control either:

               (i) initiated by the Company for any reason other than (x) the Employee's continuous illness, injury or incapacity for a period of twenty-six consecutive weeks, (y) for "cause," as defined in Section
          8.3 of the Employment Agreement between the Company and the Employee of even date herewith (the "Employment Agreement"), or (z) by reason of the occurrence of the Normal Retirement Date; or

               (ii) initiated by the Employee following one or more of the following occurrences:

                    (A) a significant reduction by the Company or its
               Subsidiaries of the authority,
               duties or responsibilities of the Employee immediately prior to the Change of Control;

                    (B) any removal of the Employee from or any failure to re-elect the Employee to the officer positions with the Company and its Subsidiaries held by him immediately prior to the Change of Control, except in connection with promotions to higher office or in connection with consolidations among the Company's Subsidiaries where the Employee is elected to similar positions in the successor company or companies;

                    (C) a reduction by the Company in the Employee's Base Salary as in effect immediately prior to the Change of Control;

                    (D) revocation or any modification (except as may be required in the normal course of business in light of any requirement of or change in federal law or regulations) of the Bonus Plan, 401(k) Plan or CRC-Evans Plan, or any action taken pursuant to the terms of such plans, which materially (x) reduces the opportunity to receive compensation under any of such plans of equivalent amounts received by the Employee during the two fiscal years immediately preceding the Change of Control, subject to the right of the Board to establish in a manner consistent with past practice prior to the Change of Control reasonable goals under such plans, (y) reduces the compensation payable to the Employee under any of such plans but which does not effect comparable reductions in the compensation payable to the other participants in such plans, or (z) increases the compensation payable to other participants in any of such plans but which does not effect corresponding increases in the amount of compensation payable to the Employee; or

                    (E) a transfer of the Employee, without his express written consent, to a location which is outside the general metropolitan area in which his principal place of business immediately preceding the Change of Control may be located, or which is otherwise an unreasonable commuting distance from the Employee's principal residence at the date of the Change of Control.

          2. NOTICE OF TERMINATION. Any Termination upon a Change of Control shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 14 hereof. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) briefly summarizes the facts and circumstances deemed to provide a basis for termination of the Employee's employment under the provision so indicated, and (iii) if the termination date is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice).

          3.   SEVERANCE COMPENSATION UPON TERMINATION.

          (a) Subject to the provisions of Section 10 hereof and to adjustment as provided in paragraph (b) below and Section 9(a), in the event of the Employee's Termination upon a "Change of Control, the Company shall pay to the Employee, within fifteen days after the Termination Date (or as soon as possible thereafter in the event that the procedures set forth in Section 10(b) hereof cannot be completed within 15 days), an amount in cash equal to two times the sum of paragraphs (i) and (ii) below:

               (i) The Employee's Base Salary in effect either immediately prior to the Termination of Employment or immediately prior to the Change of Control, whichever is higher; and

               (ii) The average of the annual bonuses earned by the Employee under the Bonus Plan in the two fiscal years immediately prior to such Termination of Employment.

          (b) In the event the Employee's Normal Retirement Date would occur prior to twenty-four months after the Termination Date, the aggregate cash amount determined as set forth in (a) above shall be reduced by multiplying it by a fraction, the numerator of which shall be the number of days from the Termination Date to the Employee's Normal Retirement Date and the denominator of which shall be 730. No payments shall be due Employee in the event that the Normal Retirement Date has been reached prior to the Termination Date.

          4. OTHER PAYMENTS. Subject to the provisions of Section 10 hereof, in the event of the Employee's Termination upon a Change of Control, the Company shall:

          (a) pay to the Employee within fifteen days after the Termination Date, unless the Employee has exercised such options and rights, an amount equal to the excess, if any, of the aggregate fair market value of the shares of the Company's Common Stock subject to all stock options and stock appreciation rights outstanding and unexercised immediately prior to the Termination Date, whether vested or unvested, granted to the Employee under the Stock Plan, over the aggregate exercise price of all such stock options. For purposes of this paragraph, fair market value shall mean the highest of (x) the closing price of the Company's Common Stock on the business day immediately preceding the Termination Date, if such Common Stock is publicly traded at such date, (y) if such Common Stock is not publicly traded at the Termination Date, the value determined by an independent appraiser, such appraiser to be selected by the Employee and to be reasonably satisfactory to the Company (the fees and expenses of such appraiser to be borne by the Company), or (z) the highest per share price of the Company's Common Stock paid (in connection with the Change of Control or at any time thereafter) by the Person or group whose acquisition of shares of Common Stock of the Company has given rise to a Change of Control;

          (b) to the extent permitted by applicable law, continue or cause to be continued until 24 months after the Termination Date, on the cost-sharing basis (if any) in effect immediately prior to the Change of Control, medical, dental and life insurance benefits (and, at the option of the Employee, disability insurance benefits) substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control; PROVIDED, HOWEVER, that if the Employee's Normal Retirement Date would have occurred prior to 24 months after the Termination Date, the obligation of the Company to provide such benefits shall cease at the Employee's Normal Retirement Date; and PROVIDED FURTHER, HOWEVER, that the obligation of the Company to provide such benefits shall cease at such time as the Employee is employed on a full time basis by a corporation not owned or controlled by the Employee that provides the Employee, on substantially the same cost-sharing basis (if any) between the Company and the Employee in effect immediately prior to the Change of Control, with medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Company and its Subsidiaries to the Employee immediately prior to the Change of Control;

          (c) for vesting purposes only, in the event of a Termination upon a Change of Control occurring prior to the Normal Retirement Date, credit the Employee with the lesser of (i) two additional "years of service" (as defined in the Company's 401(k) Plan) or (ii) the period of time from the Termination Date to the Normal Retirement Date under each of the Company's 401(k) Plan and CRC-Evans Plan, in addition to the years of service that would have otherwise been calculated by reference solely to the Termination Date, it being understood that benefits in respect of the two additional years of service shall to the extent permitted by applicable law be paid to the Employee under the Company's 401(k) Plan or CRC-Evans Plan,, and that the Company shall, to the extent necessary to provide the Employee the additional benefits intended hereby, amend the 401(k) Plan or CRC-Evans Plan or pay such additional benefits outside the plan as may be necessary; and

          (d) permit the Employee to continue the use of his Company car, if any, without any cost for a period of six months thereafter. Thereafter, the Employee shall return the car to the Company unless, in the case of a car owned by the Company, the Employee elects to purchase the car from the Company at the net book value thereof at the date of the purchase or, in the case of a car leased by the Company, the Employee pays the Company, as such amounts become due and payable, all rental payments charged to the Company for the use of such car for the remainder of the lease therefore.

          5. VESTING AND ACCELERATION OF CERTAIN BENEFITS. In the event of a Termination upon a Change of Control, and subject to the provisions of Section 10 hereof, all restrictions remaining on the Termination Date on the restricted shares, if any, received by the Employee, pursuant to the Stock Plan shall lapse, and said shares shall thereupon be owned by the Employee free and clear of all restrictions of any nature whatsoever, except those, if any, under applicable federal and state securities laws.

          6.   ENFORCEMENT.

          (a) In the event that the Company shall fail or refuse to make payment of any amounts due the Employee under Sections 3, 4 and 5 hereof within the respective time periods provided therein, the Company shall pay to the Employee, in addition to the payment of any other sums provided in this Agreement, interest, compounded daily, on any amount remaining unpaid from the date payment is required under Section 3, 4 or 5, as appropriate, until paid to the Employee, at the rate from time to time announced by Wells Fargo Bank, N.A. as its "prime rate" plus 2%, each change in such rate to take effect on the effective date of the change in such prime rate.

          (b) It is the intent of the parties that the Employee not be required to incur any expenses associated with the enforcement of his rights under this Agreement by arbitration, litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder. Accordingly, the Company shall pay the Employee on demand the amount necessary to reimburse the Employee in full for all expenses (including all attorneys' fees and legal expenses) incurred by the Employee in enforcing any of the obligations of the Company under this Agreement.

          7. NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment or benefit provided for in this Agreement by seeking other employment or otherwise.

          8. NON-EXCLUSIVITY OF RIGHTS. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in or rights under any benefit, bonus, incentive or other plan or program provided by the Company or any of its Subsidiaries or Affiliates and for which the Employee may qualify.

          9.   COORDINATION OF BENEFITS; NO SET-OFF; TAXES.

          (a) The Employment Agreement, the severance plan or policy, if any, applicable to employees of the Company or the Subsidiary which employs the Employee, and any other severance payments required by applicable statutes or provided under government programs may provide compensation and benefits to Employee upon events which also constitute a Termination upon a Change of Control as defined in this Agreement. In such event, Employee shall be entitled only to the largest cash compensation provided for under any of such agreements, plans, policies, statutes or programs and the maximum benefit continuance provided for under any of such agreements, plans, policies, statutes or programs, and the payments referred to in Section 3 hereof shall be reduced to the extent necessary to effect such coordination of benefits.

          (b) Except as specifically set forth in (a) above, the Company's obligation to make the payments provided for in this Agreement and otherwise to' perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against the Employee or others.

          (c) Employee alone, and not the Company or any Subsidiary, shall be responsible for the payment of all federal, state and local taxes in respect of the payments to be made and benefits to be provided under this Agreement.

          10.  CERTAIN REDUCTION OF PAYMENTS.

          (a) Anything in this Agreement to the contrary notwithstanding, in the event that it shall be determined as set forth herein that any payment or distribution by the Company to or for the benefit of the Employee, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and that it would be economically advantageous to the Company to reduce the Payment to avoid or reduce the taxation of excels parachute payments under Section 4999 of the Code, the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the Reduced Amount. The "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be subject to the taxation under Section 4999 of the Code. For purposes of this Section 10, present value shall be determined in accordance with Section 280G(d) (4) of the Code.

          (b) All determinations to be made under this Section 10 shall be made by KPMG Peat Marwick, or the Company's independent public accountant immediately prior to the Change of Control if other than KPMG Peat Marwick (the "Accounting Firm"), which firm shall use its best efforts to provide its determinations and any supporting calculations both to the Company and the Employee within 10 days of the Termination Date. Any such determination by the Accounting Firm shall be binding upon the Company and the Employee. The Company shall in its sole discretion determine which and how much of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 10. Within five days after the Company's determination, the Company shall pay (or cause to be paid) or distribute (or cause to be distributed) to or for the benefit of the Employee such amounts as are then due to the Employee under this Agreement.


     (c) As a result of the uncertainty in the application of Section 280G of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Agreement Payments, as the case may be, will have been made by the Company which should not have been made ("Overpayment") or that additional Agreement Payments which have not been made by the Company could have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. Within two years after the Termination of Employment, the Accounting Firm shall-review the determination made by it pursuant to the preceding paragraph. In the event that the Accounting Firm determines that an overpayment has been made, any such overpayment shall be treated for all purposes as a loan to the Employee which the Employee shall repay to the Company together with interest at the applicable Federal rate provided for in Section 7872(f)(2) of the Code (the "Federal Rate"); PROVIDED, HOWEVER, that no amount shall be payable by the Employee to the Company if and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee together with interest at the Federal Rate.

          (d) All of the fees and expenses of the Accounting Firm in performing the determinations referred to in subsections (b) and (c) above shall be borne solely by the Company. The Company agrees to indemnify and hold harmless the Accounting Firm of and from any and all claims, damages and expenses of any nature resulting from or relating to its determinations pursuant to subsections
(b) and (c) above, except for claims, damages or expenses resulting from the gross negligence or willful misconduct of the Accounting Firm.

          11.  SETTLEMENT OF ALL DISPUTES.

          (a) Any dispute, controversy or claim arising out of or relating to any provision of this Agreement or the Employee's Termination upon a Change of Control shall be settled by arbitration in the City of Houston, Texas, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, two of whom shall be selected by the Company and the Employee, respectively, and the third of whom shall be selected by the other two arbitrators. Each arbitrator selected as provided herein is required to be or have been a director or an executive officer of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotations System. Any award entered by the arbitrators shall be final, binding and nonappealable and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable. The fees of the American Arbitration Association and the arbitrators and any expenses relating to the conduct of the arbitration shall be paid by the Company.

          (b) The party or parties challenging the right of the Employee to the benefits of this Agreement shall in all circumstances have the burden of proof.

          12. TERM OF AGREEMENT. This Agreement shall commence as of the date first written above and shall continue in effect until the earlier of (i) the date upon which the Employee ceases to be in the employ of the Company or any Subsidiary thereof for any reason other than a Termination upon a Change of Control, or (ii) 24 months after a Change of Control has occurred, PROVIDED, HOWEVER, that all of the obligations of the parties hereunder arising after a Change of Control shall continue in effect until such obligations are satisfied or have expired.

          13. SUCCESSOR COMPANY. The Company shall require any successor or successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Employee, to acknowledge expressly that this Agreement is binding upon and enforceable against the Company in accordance with the terms hereof, and to become jointly and severally obligated with the Company to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession or successions had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement. As used in this Agreement, the Company shall mean the Company as hereinbefore defined and any such successor or successors to its business and/or assets, jointly and severally.

          14. NOTICE. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or by overnight express courier service, as follows:

          If to the Company, to:

               Enterra Corporation
               2707 North Loop West
               Suite 1050
               Houston, TX 77008
               Attention: Chairman of the Board

          With a required copy to:

               Morgan, Lewis & Bockius
               2000 One Logan Square
               Philadelphia, PA 19103-6993
               Attention: David R. King, Esq.

          If to the Employee, to:

               D. Dale Wood
               9015 Tranquil Park
               Spring, TX 77379

          With a required copy to:

               Sheinfeld, Maley & Kay
               3700 First City Tower
               Houston, TX 77002-4618
               Attention: John B. Connolly III

or to such other names or addresses as the Company or the Employee, as the case may be, shall designate by notice to the other party hereto in the manner specified in this Section. Any such notice shall be deemed delivered and effective when received in the case of personal delivery, five days after deposit, postage prepaid, with the U.S. Postal Service in the case of registered or certified mail, or on the next business day in the case of overnight express courier service.

          15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO SUCH STATE'S CONFLICT OF LAWS PROVISIONS.

          16.  CONTENTS OF AGREEMENT, AMENDMENT AND ASSIGNMENT.

          (a) This Agreement is intended to be in addition to the provisions of the Employment Agreement; provided, however, that in the event of a Termination upon a Change of Control, (i) Sections 5 and 6 of the Employment Agreement, (ii) Sections 5 and 6 of that employment agreement dated as of February 1, 1988 among the Company, the Employee and Connect Corporation (the "Prior Employment Agreement"), and (iii) any similar provisions contained in any agreements entered into by Employee with CRC-Evans Pipeline International, Inc., a Texas corporation, or its predecessor by merger, shall terminate and be of no further force and effect. Subject to the foregoing, this Agreement supersedes all prior agreements and sets forth the entire understanding between the parties hereto with respect to the subject matter hereof and cannot be changed, modified, extended or terminated except upon written amendment executed by the Employee and approved by the board and executed on the Company's behalf by a duly authorized officer. The provisions of this Agreement may provide for payments to the Employee under certain compensation or bonus plans (including without limitation the Stock Plan, the Bonus Plan, the 401(k) Plan and the CRC-Evans Plan) under circumstances where such plans would not provide for payment thereof. It is the specific intention of the parties that the provisions of this Agreement shall supersede any provisions to the contrary in such plans, and such plans shall be deemed to have been amended to correspond with this Agreement without further action by the Company or the Board.

          (b) Nothing in this Agreement shall be construed as giving the Employee any right to be retained in the employ of the Company or any of its Subsidiaries.

          (c) The Employee acknowledges that from time to time, the Company and its subsidiaries may establish, maintain and distribute employee manuals or handbooks or personnel policy manuals, and officers or other representatives of the Company or its Subsidiaries may make written or oral statements relating to personnel policies and procedures. Such manuals, handbooks and statements are intended only for general guidance. No policies, procedures or statements of any nature by or on behalf of the Company or its Subsidiaries (whether written or oral, and whether or not contained in any employee manual or handbook or personnel policy manual), and no acts or practices of any nature, shall be construed to modify this Agreement.

          (d) All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of the Employee and the Company hereunder shall not be assignable in whole or in part by the Company.

          17. SEVERABILITY. If any provision of this Agreement or application thereof to anyone or under any circumstances shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application.

          18. REMEDIES CUMULATIVE - NO WAIVER. No right conferred upon the Employee by this Agreement is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Employee in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, including without limitation any delay by the Employee in delivering a Notice of Termination pursuant to Section 2 hereof after an event has occurred which would, if the Employee had resigned, have constituted a Termination upon a Change of Control pursuant to Section 1(p)(ii) of this Agreement.

          19. MISCELLANEOUS. All section headings are for convenience only. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.


Attest:                                      ENTERRA CORPORATION



/s/ M. Gay Mather                            By: /s/ Stanley P. Gold
------------------------------                  -------------------------------
          Secretary                             Stanley P.  Gold
                                                Chairman of the Board



/s/ Steven W. Krablin                           /s/ D. Dale Wood
------------------------------                  -------------------------------
          Witness                               D.  Dale Wood